SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934

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JNL Series Trust
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Dear Variable Annuity and Variable Life Contract Owners:

Although you are not a shareholder of JNL Series Trust (the “Trust”), your purchase payments and the earnings on such purchase payments under your variable contracts (“Variable Contracts”) issued by Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) are invested in sub-accounts of separate accounts established by Jackson or Jackson NY that, in turn, are invested in shares of one or more of the series of the Trust. References to shareholders in the enclosed information statement for the Trust (the “Information Statement”) may be read to include you as an owner of a Variable Contract.

On November 30-December 2, 2021, the Board of Trustees (the “Board”) of the Trust voted to replace Franklin Advisers, Inc. (“Franklin”) with Western Asset Management Company, LLC (“WAMCO”) as the sub-adviser for the JNL/Franklin Templeton Global Multisector Bond Fund (the “Fund”), a series of the Trust, effective April 25, 2022. The Board of the Trust also voted to appoint Western Asset Management Company Limited (“WAMCO Ltd.”) and Western Asset Management Company Pte. Ltd. (“WAMCO Pte. Ltd.”) as sub-sub-advisers for the Fund, effective April 25, 2022. Enclosed please find the Trust’s Information Statement regarding this change in sub-adviser and appointment of two sub-sub-advisers for the following Fund:

Prior Fund Name	New Fund Name
JNL/Franklin Templeton Global Multisector Bond Fund	JNL/Western Asset Global Multi-Sector Bond Fund

The Information Statement is furnished to shareholders of the Fund on behalf of the Board of the Trust, a Massachusetts business trust, located at 1 Corporate Way, Lansing, Michigan 48951.

The Trust has filed an amendment to the registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, for the Trust to reflect the changes discussed in this Information Statement.

PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS, AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

If you have any questions regarding any of the changes described in the Information Statement, please call one of the following numbers on any business day: 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), write to JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit: www.jackson.com.

Sincerely,
Mark D. Nerud
President, Chief Executive Officer, and Trustee
JNL Series Trust

Information Statement To Shareholders Regarding:

JNL Series Trust

JNL/Franklin Templeton Global Multisector Bond Fund

March 17, 2022

Table of Contents

Information Statement

		Page

I.	Introduction	1

II.	Changes to Fund Name, Investment Objective, and Principal Investment Strategies	2

III.	Sub-Advisory Agreement with Western Asset Management Company, LLC and Sub-Sub-Advisory Agreements with each of Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd.	3

IV.	Descriptions of Western Asset Management Company, LLC, Western Asset Management Company Limited, and Western Asset Management Company Pte. Ltd.	5

V.	Other Investment Companies Advised by Western Asset Management Company, LLC	8

VI.	Evaluation by the Board of Trustees	8

VII.	Additional Information	11

VIII.	Other Matters	11

Exhibit A	Investment Sub-Advisory Agreement Between Jackson National Asset Management, LLC and Western Asset Management Company, LLC and Amendments Thereto	A-1

Exhibit B	Investment Sub-Sub-Advisory Agreement between Western Asset Management Company, LLC and Western Asset Management Company Limited	B-1

Exhibit C	Investment Sub-Sub-Advisory Agreement between Western Asset Management Company, LLC and Western Asset Management Company Pte. Ltd.	C-1

Exhibit D	Prospectus Comparison of the JNL/Franklin Templeton Global Multisector Bond Fund and JNL/Western Asset Global Multi-Sector Bond Fund	D-1

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.	Introduction

JNL Series Trust (the “Trust”), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently offers shares in 128 series (the “Funds”).

As investment adviser to the Funds, Jackson National Asset Management, LLC (“JNAM” or “Adviser”) selects, contracts with and compensates investment sub-advisers (the “Sub-Advisers”) to manage the investment and reinvestment of the assets of most of the Funds. While the Sub-Advisers are primarily responsible for the day-to-day portfolio management of the Funds, JNAM monitors the compliance of the Sub-Advisers with the investment objectives and related policies of those Funds and reviews the performance of the Sub-Advisers and reports on such performance to the Board of Trustees of the Trust (the “Board”). Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Trust and of the Adviser, is the principal underwriter for the Trust. JNAM is an indirect, wholly owned subsidiary of Jackson Financial Inc. (“Jackson”), a leading provider of retirement products for industry professionals and their clients. Jackson and its affiliates offer variable, fixed and fixed index annuities designed for tax-efficient growth and distribution of retirement income for retail customers, as well as products for institutional investors. Prudential plc and Athene Life Re Ltd. each hold a minority economic interest in Jackson. Prudential plc has no relation to Newark, New Jersey-based Prudential Financial Inc.

On November 30-December 2, 2021, the Board, including a majority of the Trustees who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”), of the JNL/Franklin Templeton Global Multisector Bond Fund (the “Fund”) voted to replace Franklin Advisers, Inc. (“Franklin”) with Western Asset Management Company, LLC (“WAMCO”) as the Sub-Adviser and to appoint Western Asset Management Company Limited (“WAMCO Ltd.”) and Western Asset Management Company Pte. Ltd. (“WAMCO Pte. Ltd.” and, together with “WAMCO” and “WAMCO Ltd.,” the “WAMCO Entities”) as sub-sub-advisers (each a “Sub-Sub-Adviser,” and together, the “Sub-Sub-Advisers”). The Board also voted to approve an amendment (the “Amendment”) to the investment sub-advisory agreement between JNAM and WAMCO (the “WAMCO Sub-Advisory Agreement”), appointing WAMCO as the new Sub-Adviser to the Fund, and to approve two new sub-sub-advisory agreements (each a “Sub-Sub-Advisory Agreement, and together, the “Sub-Sub-Advisory Agreements”) between WAMCO and each of WAMCO Ltd. and WAMCO Pte. Ltd., pursuant to which, WAMCO Ltd. and WAMCO Pte. Ltd. will serve as Sub-Sub-advisers. WAMCO currently serves as a Sub-Adviser to other Funds in the Trust pursuant to the WAMCO Sub-Advisory Agreement.

The purpose of this information statement (the “Information Statement”) is to provide you with information about the Amendment to the WAMCO Sub-Advisory Agreement, WAMCO’s appointment as the new Sub-Adviser to the Fund, the Sub-Sub-Advisory Agreements, and WAMCO Ltd.’s and WAMCO Pte. Ltd.’s appointments as the Sub-Sub-Advisers to the Fund, effective April 25, 2022. In connection with WAMCO’s appointment, the Fund’s name will change to the JNL/Western Asset Global Multi-Sector Bond Fund, effective April 25, 2022.

This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order (the “Order”) that the Trust and its Adviser received from the U.S. Securities and Exchange Commission (the “SEC”). The Order permits JNAM to enter into sub-advisory agreements appointing Sub-Advisers that are not affiliates of the Adviser (other than by reason of serving as a Sub-Adviser to a Fund) without approval by the shareholders of the relevant Fund. The Adviser, therefore, is able to change unaffiliated Sub-Advisers from time to time, subject to Board approval, without the expense and delays associated with obtaining shareholder approval. However, a condition of this Order is that notice and certain information be sent to shareholders informing them of changes in Sub-Advisers.

Franklin, a California corporation, is located at One Franklin Parkway, San Mateo, California 94403. Effective April 25, 2022, Franklin will cease to be the Sub-Adviser to the Fund.

This Information Statement is being provided to contract owners of record for the Fund as of March 4, 2022. It will be mailed on or about March 25, 2022.

II.	Changes to Fund Name, Investment Objective, and Principal Investment Strategies

Upon the replacement of Franklin with WAMCO, effective April 25, 2022, the name of the Fund will change as follows:

Prior Fund Name	New Fund Name
JNL/Franklin Templeton Global Multisector Bond Fund	JNL/Western Asset Global Multi-Sector Bond Fund

The Fund’s investment objective will change as a result of the appointment of WAMCO as Sub-Adviser to the Fund. Effective April 25, 2022, the investment objective for the Fund will be as follows:

Investment Objective. The investment objective of the Fund is to maximize total return through income and capital appreciation.

The Fund’s principal investment strategies will change as a result of the appointment of WAMCO as Sub-Adviser to the Fund. Effective April 25, 2022, the principal investment strategies for the Fund will be as follows:

Principal Investment Strategies. Under normal market conditions, the Fund will invest at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a diversified portfolio of fixed-income instruments of varying maturities and quality across different industries and sectors of the fixed-income market.

The Fund invests in globally diversified fixed income securities and rotates portfolio allocations among global sectors, including, below-investment grade (i.e., high yield securities or “junk” bonds) and investment grade corporate securities located in the United States and in non-U.S. developed and emerging markets; obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, banks and corporations and foreign governments, banks and corporations of developed and emerging markets; mortgage- and asset-backed securities; bank loans, structured notes, contingent convertible securities, common stock and warrants held as part of a corporate action.

The Fund will invest at least 40% its assets, unless market conditions are not deemed favorable, in which case the Fund would invest at least 30% of its assets, in securities of non-U.S. issuers. A corporate issuer is considered to be from the country where it is headquartered or incorporated, where the majority of its assets are located or where it generates the majority of its operating income. The Fund will allocate its assets among no less than three countries.

The Fund may invest a substantial portion of total assets in securities denominated in foreign currencies and in U.S. dollar denominated securities of foreign issuers. In addition, the Fund may hedge its exposure to foreign currency. Both long and short currency exposures are permissible.

The Fund may invest up to 70% of its assets in below investment grade securities (i.e., high yield securities or “junk” bonds) (“Ba” or lower by Moody’s Investment Service or the equivalent by S&P Global Ratings or Fitch, Inc./Fitch Ratings Ltd.). Mortgage- and asset-backed securities held by the Fund may include those backed by loans to subprime borrowers.

The average dollar-weighted effective duration of the Fund normally varies between zero and ten years. Duration measures the sensitivity of a fixed income security’s price to changes in interest rates. The longer a fixed income security’s duration, the more sensitive that security will be to changes in interest rates. Similarly, the longer the Fund’s dollar-weighted average duration, the more sensitive the Fund will be to interest rate changes than a fund with a shorter dollar-weighted average duration.

The Fund may use various types of derivative instruments for hedging and for investment purposes including, but not limited to, futures contracts and options on futures (including U.S. Treasury futures contracts and options on futures) to alter the duration of the Fund and increase potential returns; forward currency exchange contracts; currency futures and options thereon; interest rate swaps, floors and caps; and credit default swaps and currency swaps . The Fund may also use other types of derivative ins truments, such as futures and options, contracts, forward contracts and swap agreements as a substitute for investing directly in an underlying asset, to increase returns, to manage market, foreign currency and/or duration or interest rate risk, or as part of a hedging strategy.

The Fund may invest its uninvested cash in high-quality, short-term debt securities, which may include repurchase agreements and high-quality money market instruments.

For purposes of satisfying the 80% requirement, the Fund may also invest in derivative instruments that have economic characteristics similar to the fixed-income instruments mentioned above.

The Fund is a “non-diversified” fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.

For a more detailed comparison of the changes made to the Fund’s prospectus due to the change in Sub-Adviser, please refer to Exhibit D.

III.	Sub-Advisory Agreement with Western Asset Management Company, LLC and Sub-Sub-Advisory Agreements with each of Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd.

Franklin is the current Sub-Adviser to the Fund, pursuant to a Sub-Advisory Agreement between JNAM and Franklin. The Board most recently approved the Sub-Advisory Agreement at a meeting held on August 31-September 2, 2021. However, a new Sub-Advisory Agreement became effective on September 13, 2021, which incorporated all terms of the previous agreement. The Sub-Advisory Agreement effective September 13, 2021 was approved by the Board at a meeting held on December 1-3, 2020 and approved by the Fund’s shareholders at a special meeting held on March 15, 2021. The special meeting of shareholders was called to, among other things, approve new advisory, sub-advisory, and distribution agreements pursuant to the announcement by Prudential plc of its intention to pursue a full separation of Jackson, an indirect subsidiary of Prudential plc and a parent company of JNAM (the “Separation”). The Separation was completed on September 13, 2021. The Separation automatically terminated the Trust’s investment advisory and management agreement with JNAM and the sub-advisory agreements with the Sub-Advisers, including the Sub-Advisory Agreement between JNAM and WAMCO. The current Sub-Advisory Agreement between JNAM and WAMCO became effective on the date of the Separation.

On November 30-December 2, 2021, the Board, including a majority of the Independent Trustees, voted to replace Franklin with WAMCO as Sub-Adviser for the Fund and appoint WAMCO Ltd. and WAMCO Pte. Ltd. as sub-sub-advisers to the Fund. In connection with these appointments, the Board, including a majority of the Independent Trustees, approved the Amendment to the WAMCO Sub-Advisory Agreement and new Sub-Sub-Advisory Agreements. Pursuant to the Order, shareholder approval is not required for the Amendment to the WAMCO Sub-Advisory Agreement or the new Sub-Sub-Advisory Agreements because the WAMCO Entities are not affiliated with JNAM.

The following description of the WAMCO Sub-Advisory Agreement is qualified by the WAMCO Sub-Advisory Agreement, attached as Exhibit A. The following description of the Sub-Sub-Advisory Agreements are qualified by the Sub-Sub-Advisory Agreements attached as Exhibit B and Exhibit C.

The WAMCO Sub-Advisory Agreement provides that it will remain in effect for its initial term, and thereafter only so long as the continuance is approved at least annually by September 30th by the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The WAMCO Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, on sixty days’ written notice by the Trust, the Adviser, WAMCO, or by vote of the holders of a majority of the outstanding voting securities of the Fund. The WAMCO Sub-Advisory Agreement also terminates automatically in the event of its assignment.

The WAMCO Sub-Advisory Agreement generally provides that WAMCO, its officers, members, or employees will not be subject to any liability to JNAM or the Trust for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of WAMCO’s duties under the WAMCO Sub-Advisory Agreement, except for a loss resulting from WAMCO’s willful misconduct, bad faith, reckless disregard, or gross negligence in the performance of its duties or obligations under the WAMCO Sub-Advisory Agreement, or any untrue statement of a material fact, or omission, in materials pertaining to the Fund. There are no material changes to the WAMCO Sub-Advisory Agreement resulting from this Sub-Adviser appointment.

Each Sub-Sub-Advisory Agreement will remain in effect for its initial term, and thereafter, only so long as the continuance is approved at least annually by the Board or by vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Independent Trustees. Each Sub-Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by JNAM, the Board (including the majority of the Independent Trustees), or by a vote of a majority of the outstanding voting securities of the Fund on at least 30 days’ prior written notice to WAMCO and the applicable Sub-Sub-Adviser. WAMCO or Sub-Sub-Adviser may terminate the Sub-Sub-Advisory Agreement upon not less than sixty (60) days’ written notice to JNAM and the other party. Each Sub-Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event of the assignment or termination of the WAMCO Sub-Advisory Agreement. Each Sub-Sub-Advisory Agreement provides that neither officers, directors, or employees of the Sub-Sub-Adviser, nor any person performing executive, administrative, trading, or other functions for the Fund (at the direction or request of Sub-Sub-Adviser) or in connection with Sub-Sub-Adviser’s discharge of its obligations undertaken or reasonably assumed with respect to each Sub-Sub-Advisory Agreement shall be liable for (i) any error of judgment or mistake of law or for any loss suffered by JNAM or the Fund or (ii) any error of fact or mistake of law contained in any report or data provided by Sub-Sub-Adviser, except for any error, mistake or loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties on behalf of JNAM or the Fund or from reckless disregard by Sub-Sub-Adviser or any such person of the duties of Sub-Sub-Adviser pursuant to each Sub-Sub-Advisory Agreement.

The management fees to be paid by the Fund will not increase as a result of the change in Sub-Adviser. The Fund currently pays JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL/Franklin Templeton Global Multisector Bond Fund
Advisory Fee Rates Before the Change in Sub-Adviser
Net Assets	Rate
$0 to $1 billion	0.600%
$1 billion to $2 billion	0.500%
$2 billion to $3 billion	0.475%
$3 billion to $5 billion	0.465%
Over $5 billion	0.455%

After the change, the Fund will pay JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL/Western Asset Global Multi-Sector Bond Fund
Advisory Fee Rates After the Change in Sub-Adviser
Net Assets	Rate
$0 to $500 million	0.525%
$500 million to $1 billion	0.500%
$1 billion to $2 billion	0.475%
$2 billion to $3 billion	0.450%
$3 billion to $5 billion	0.425%
Over $5 billion	0.400%

The following table sets forth the aggregate amount of management fees paid by the Fund to the Adviser for the year ended December 31, 2021. The pro forma aggregate amount of management fees paid to the Adviser would have been lower had the change of Sub-Advisers occurred during the applicable period.

Fund Name	Actual Fees
JNL/Franklin Templeton Global Multisector Bond Fund	$3,234,155

JNAM is responsible for paying all Sub-Advisers out of its own resources. Under the Amendment to the WAMCO Sub-Advisory Agreement, the sub-advisory fee schedule is different than the sub-advisory fee schedule used to compensate Franklin. Franklin is currently paid a sub-advisory fee equal to a percentage of the Fund’s average daily net assets based on the below schedule:

JNL/Franklin Templeton Global Multisector Bond Fund
Sub-Advisory Rate Before the Change in Sub-Adviser
Net Assets	Annual Rate
$0 to $1 billion	0.350%
Amounts over $1 billion	0.300%

Under the Amendment to the WAMCO Sub-Advisory Agreement, WAMCO will be paid a sub-advisory fee equal to a percentage of the Fund’s average daily net assets based on the below schedule:

JNL/Western Asset Global Multi-Sector Bond Fund
Sub-Advisory Rate After the Change in Sub-Adviser
Net Assets	Annual Rate
$0 to $100 million	0.300%
Amounts over $100 million	0.200%

For the year ended December 31, 2021, JNAM paid Franklin $1,776,078 in sub-advisory fees for its services to the Fund. The pro forma sub-advisory fees would have been lower than the fees paid to Franklin assuming the Amendment to the WAMCO Sub-Advisory Agreement was in place for the applicable period.

IV.	Description of Western Asset Management Company, LLC

WAMCO is a California limited liability Company with principal offices at 385 E. Colorado Boulevard, Pasadena, California 91101. WAMCO, established in 1971 and now a wholly owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Legg Mason is a wholly owned subsidiary of Franklin Resources, Inc. (“Franklin Resources”), which is a publicly traded company (BEN) that, through its subsidiaries, engages in the business of investment management on an international basis.

WAMCO Ltd. is located at 10 Exchange Square, Primrose Street, London EC2A 2EN. WAMCO Ltd. is a corporation organized under the laws of England and Wales.

WAMCO Pte. Ltd. is located at 1 George Street #23-01, Singapore 049145.

WAMCO Ltd and WAMCO Pte. Ltd. will be the sub-sub-advisers to the Fund and are compensated by WAMCO at no additional expense to the Fund.

Executive/Principal Officers and Board of Managers of WAMCO located 385 E. Colorado Boulevard, Pasadena, California 91101:

Names	Title
James W. Hirschmann	Director, President and Chief Executive Officer
Franklin Resources Inc.	Sole Shareholder of Applicant
Kevin Ehrlich	Chief Compliance Officer
Jennifer W. Murphy	Director and Senior Advisor
Andrew J. Bowden	Chief Operating Officer
Jennifer M. Johnson	Non-Employee Director – President, Chief Executive Officer, Franklin Resources (Non-Executive Manager)
Matthew Nicholls	Non-Employee Director – Executive Vice President, Chief Financial Officer, Franklin Resources (Non-Executive Manager)
Jed A. Plafker	Non-Employee Director – Executive Vice President, Franklin Resources (Non-Executive Manager)
Marzo N. Bernardi	Director of Client Service and Marketing
Dennis J. McNamara	Director of Portfolio Operations
Charles A. Ruys de Perez	Secretary and General Counsel

As discussed above, WAMCO is a wholly owned subsidiary of Legg Mason, Inc. (“Legg Mason”). Legg Mason is a wholly owned subsidiary of Franklin Resources, Inc. (“Franklin Resources”).

As the Sub-Adviser to the Fund, WAMCO will provide the Fund with investment research, advice, and supervision, and will manage the Fund’s portfolio consistent with its investment objective and policies, including the purchase, retention, and disposition of securities, as set forth in the Fund’s current Prospectus. The principal risks of investing in the Fund will also be listed in the Fund’s Prospectus under the heading “Principal Risks of Investing in the Fund.”

[As of March 4, 2022], no Trustees or officers of the Trust were officers, employees, directors, general partners, or shareholders of WAMCO, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in WAMCO or any other entity controlling, controlled by or under common control with WAMCO. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2021, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which WAMCO, any parent or subsidiary of WAMCO, or any subsidiary of the parent of such entities was or is to be a party.

JNL/Western Asset Global Multi-Sector Bond Fund

The portfolio managers responsible for management of the Fund are Ian R. Edmonds, S. Kenneth Leech, Michael C. Buchanan, Chia-Liang “CL” Lian, Gordon S. Brown, and Annabel Rudebeck.

Ian R. Edmonds

Ian R. Edmonds is a portfolio manager at Western Asset Ltd. Mr. Edmonds joined Western Asset Ltd. in 1994. With more than 31 years of experience, Mr. Edmonds is the lead portfolio manager of Western Asset Ltd.’s global multi-sector and European high-yield portfolios. He leads the European high-yield team, is a member of the global credit committee, and Chair of the Western Asset Ltd.’s unconstrained committee. He previously served as a part-qualified actuary at Bacon & Woodrow. Mr. Edmonds holds a Bachelor of Science degree from University College, London.

S. Kenneth Leech

S. Kenneth Leech is Chief Investment Officer of Western Asset. Mr. Leech joined Western Asset in 1990 as Director of Portfolio Management. In this position, he oversaw interest rate strategy and led the Long Duration effort. In 1998, he was named Chief Investment Officer and spearheaded the performance and product development efforts that helped underpin Western Asset’s global growth and success. After taking medical leave for much of 2008, Mr. Leech resumed investment duties in early 2009 and was named Chairman of the Global Strategy Committee. In this position, he directed the global portfolio management and the macro-strategy alternative efforts. In 2013, he became Co- Chief Investment Officer as part of the transition process before fully resuming the Chief Investment Officer role in April 2014. Prior to joining Western Asset, Mr. Leech spent much of his career focusing on proprietary trading, most recently with Greenwich Capital (1988–1990) and the First Boston Corporation (1980–1988). In his four years at the University of Pennsylvania’s Wharton School, he obtained three degrees while graduating summa cum laude.

Michael C. Buchanan

Michael C. Buchanan is Deputy Chief Investment Officer at Western Asset. Mr. Buchanan has been in the fixed-income industry since 1990. As Deputy Chief Investment Officer, Mr. Buchanan has direct oversight of Western Asset’s Global Credit Team, which covers U.S. and non-US investment-grade, high-yield and bank loan sectors. Mr. Buchanan also leads the Global Credit Committee, which ultimately determines overall firmwide credit themes. Prior to joining Western Asset in 2005, Mr. Buchanan served as Managing Director and Head of US Credit Products at Credit Suisse Asset Management and as Executive Vice President and Portfolio Manager at Janus Capital Management. Mr. Buchanan also worked at BlackRock Financial Management as Managing Director and Portfolio Manager and at Conseco Capital Management as Vice President and Portfolio Manager. Mr. Buchanan graduated with honors from Brown University. He holds a Bachelor of Arts in Economics, and is a CFA® charterholder.

Chia-Liang “CL” Lian

Chia-Liang “CL” Lian is Head of Emerging Markets Debt at Western Asset. Mr. Lian joined Western Asset in 2011. Prior to joining Western Asset in 2011, Mr. Lian was with Pacific Investment Management Company for six years, where he served as Head of Emerging Asia Portfolio Management. Mr. Lian also spent eight years as a sovereign debt strategist at JPMorgan Chase and Merrill Lynch. Previously, Mr. Lian was at the Monetary Authority of Singapore (MAS) as Senior Economist responsible for formulating exchange rate policy. Mr. Lian holds a Bachelor of Social Sciences in Economics from the National University of Singapore, where he graduated as part of the MAS’ Finance Scholarship Programme. Mr. Lian is also a CFA® charterholder.

Gordon S. Brown

Gordon S. Brown is Co-Head of Global Portfolios at Western Asset Ltd. Mr. Brown has 27 years of industry experience. As a member of the Global Portfolios Team and the Global Investment Strategy Committee, Mr. Brown is responsible for the day-to-day management of global portfolios alongside the development and implementation of global investment strategy. He is also a member of the Global Multi-Sector Investment Team, Emerging Markets Team, and Unconstrained Asset Allocation Committee. Mr. Brown joined the Western Asset Ltd.in 2011 from Baillie Gifford & Co., where he was Senior Investment Manager in Emerging Market Rates and Currencies. Formerly, Mr. Brown served as Head of Global Fixed-Income in London at State Street Global Advisors, Senior Portfolio Manager at Commerz International Management, and Fixed-Income Analyst at Dunedin Fund Managers. Mr. Brown holds a Master of Science in Investment Analysis from the University of Stirling, a Master of Science in Business Economics from the University of Strathclyde, and a Master of Arts in Economic Science from the University of Aberdeen. Mr. Brown is also an Associate Member of the UK Society of Investment Professionals.

Annabel Rudebeck

Annabel Rudebeck is Head of Non-US Credit at Western Asset Ltd. Ms. Rudebeck has 22 years of industry experience and works in the London office. Ms. Rudebeck is a member of the Western Asset Ltd.’s Global Investment Strategy Committee, Global Credit Committee and ESG Strategic Steering Committee. Ms. Rudebeck also leads the Global Credit Team in London. Ms. Rudebeck is responsible for the day-to-day management of the Western Asset Ltd.’s Global Credit portfolios alongside the development and implementation of global credit investment strategy. Ms. Rudebeck joined the Western Asset Ltd. in 2016 from Rogge Global Partners where she was a Senior Partner and Head of Global Investment-Grade Credit, working previously for J.P. Morgan Securities as a Credit Research Associate. Ms. Rudebeck graduated with a Masters in Economics and a Bachelor of Arts degree in Economics (with Honors) from the University of Cambridge.

V.	Other Investment Companies Advised by Western Asset Management Company, LLC

The following table sets forth the size and rate of compensation for other funds advised by WAMCO having similar investment objectives and policies as those of the Fund.

Similar Mandate	Assets Under Management as of December 31, 2021	Rate of Compensation
Comparable Account	$394 million	0.20%
Comparable Account	$228 million	0.40%

VI.	Evaluation by the Board of Trustees

The Board oversees the management of the Fund and, as required by law, determines annually whether to approve the Fund’s sub-advisory agreement. At a meeting on November 30-December 2, 2021, the Board, including a majority of the Independent Trustees, considered information relating to the appointment of WAMCO to replace Franklin as the Fund’s Sub-Adviser, the addition of WAMCO Ltd. and WAMCO Pte. Ltd. as Sub-Sub-Advisers, the Amendment to the WAMCO Sub-Advisory Agreement, and the approval of the Sub-Sub-Advisory Agreements.

In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the WAMCO’s Sub-Advisory Agreement Amendment and the new Sub-Sub-Advisory Agreements. The Board received, and had the opportunity to review, this and other materials, ask questions, and request further information in connection with its consideration of the Amendment to the WAMCO Sub-Advisory Agreement and the Sub-Sub-Advisory Agreements. With respect to its approval of the Amendment to the WAMCO Sub-Advisory Agreement and the Sub-Sub-Advisory Agreements, the Board noted that the WAMCO Sub-Advisory Agreement was with a sub-adviser that already provides services to existing Funds in the Trust, although WAMCO Ltd. and WAMCO Pte. Ltd. are new Sub-Sub-Advisers. Thus, the Board also considered relevant information provided at previous Board meetings. At the conclusion of the Board’s discussions, the Board approved the Amendment to the WAMCO Sub-Advisory Agreement and the Sub-Sub-Advisory Agreements, whereby WACMO would serve as the Sub-Adviser and WAMCO Ltd. and WAMCO Pte. Ltd. as Sub-Sub-Advisers for the Fund.

In reviewing the WAMCO Sub-Advisory Agreement and the Sub-Sub-Advisory Agreements and considering the information, the Board was advised by independent legal counsel. The Board considered the factors it deemed relevant and the information provided by WAMCO, WAMCO Ltd. and WAMCO Pte. Ltd. at the November 30-December 2, 2021, meeting and for previous meetings, as applicable, including: (1) the nature, quality, and extent of the services to be provided, (2) the investment performance of the Fund, (3) cost of services of the Fund, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as the Fund grows, and (6) other benefits that may accrue to WAMCO, WAMCO Ltd. and WAMCO Pte. Ltd. through their relationships with the Trust. In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board’s decision to approve the Amendment to the WAMCO Sub-Advisory Agreement and the Sub-Sub-Advisory Agreements.

Before approving the Amendment to the WAMCO Sub-Advisory Agreement and the Sub-Sub-Advisory Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM, WAMCO, WAMCO Ltd. and WAMCO Pte. Ltd. and to consider the terms of the Amendment to the WAMCO Sub-Advisory Agreement and the Sub-Sub-Advisory Agreements. Based on its evaluation of those materials and the information the Board received throughout the year at its regular meetings, the Board, including the interested and Independent Trustees, concluded that the Amendment to the WAMCO Sub-Advisory Agreement and the Sub-Sub-Advisory Agreements are in the best interests of the shareholders of the Fund. In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality, and Extent of Services

The Board examined the nature, quality and extent of the services provided and to be provided by WAMCO, WAMCO Ltd. and WAMCO Pte. Ltd. The Board noted JNAM’s evaluation of WAMCO, WAMCO Ltd. and WAMCO Pte. Ltd., as well as JNAM’s recommendation, based on its review of WAMCO, WAMCO Ltd. and WAMCO Pte. Ltd., in connection with its approval of the Amendment to the WAMCO Sub-Advisory Agreement and the Sub-Sub-Advisory Agreements.

The Board reviewed the qualifications, backgrounds, and responsibilities of WAMCO’s portfolio managers who would be responsible for the day-to-day management of the Fund. The Board reviewed information pertaining to WAMCO’s organizational structure, senior management, financial condition, investment operations, and other relevant information pertaining to WAMCO, WAMCO Ltd. and WAMCO Pte. Ltd. The Board considered compliance reports about WAMCO, WAMCO Ltd. and WAMCO Pte. Ltd. from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded that the Fund is likely to benefit from the nature, extent and quality of the services to be provided by WAMCO under the WAMCO Sub-Advisory Agreement and by WAMCO Ltd. and WAMCO Pte. Ltd. under the applicable Sub-Sub-Advisory Agreement.

Investment Performance of the Fund

The Board reviewed the performance of WAMCO’s investment mandate with similar investment strategies as compared to the Fund, the Fund’s benchmark index and the Fund’s peer group returns, respectively. The Board also considered the proposed Sub-Sub-Advisory Agreements pursuant to which it is proposed that WAMCO Ltd. and WAMCO Pte. Ltd. serve as Sub-Sub-Advisers. The Board concluded it would be in the best interests of the Fund and its shareholders to approve the Amendment to the WAMCO Sub-Advisory Agreement and the Sub-Sub-Advisory Agreements.

Costs of Services

The Board reviewed the fees to be paid by JNAM to WAMCO, WAMCO Ltd. and WAMCO Pte. Ltd. The Board noted that the Fund’s sub-advisory fees would be paid by JNAM (not the Fund) and that the Fund’s sub-sub-advisory fees would be paid by WAMCO and, therefore, would be neither a direct shareholder expense nor a direct influence on the Fund’s total expense ratio.

The Board considered that the proposed sub-advisory fee is lower than the current sub-advisory fee and the peer group average. The Board noted that in conjunction with the Sub-Adviser change, the Fund’s advisory fee is proposed to change. In this regard, the Board noted that the proposed advisory fee is lower than the current advisory fee and the peer group average. The Board also noted that the total expense ratio, after taking account of the proposed advisory and sub-advisory fee changes, will be lower than both the current total expense ratio and the peer group average. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services to be provided.

Profitability

The Board considered information concerning the costs to be incurred and profits expected to be realized by JNAM and WAMCO. The Board determined that profits expected to be realized by JNAM and WAMCO were not unreasonable.

Economies of Scale

The Board considered whether the Fund’s proposed fees reflect the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by JNAM and WAMCO, the Board noted that the advisory fee arrangements for the Fund contain breakpoints that decrease the fee rate as assets increase. The Board also noted that WAMCO has agreed to breakpoints in the sub-advisory fee rates. The Board also noted that the sub-advisory fee is and will be paid by JNAM (not the Fund) and that the sub-sub-advisory fees will be paid by WAMCO (not the Fund). The Board concluded that the Fund’s fee schedules in some measure share economies of scale with shareholders.

Other Benefits to WAMCO

In evaluating the benefits that may accrue to WAMCO through its relationship with the Fund, the Board noted that WAMCO may from time to time pay for portions of meetings organized by the Fund’s distributor to educate wholesalers about the Fund. The Board considered JNAM’s assertion that those meetings do not yield a profit to the Fund’s distributor, that WAMCO is not required to participate in the meetings, and that recommendations to hire or fire WAMCO are not influenced by WAMCO’s willingness to participate in the meetings.

In evaluating the benefits that may accrue to WAMCO, WAMCO Ltd. and WAMCO Pte. Ltd. through their relationships with the Fund, the Board noted that WAMCO, WAMCO Ltd. and WAMCO Pte. Ltd. may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Fund’s assets and may also develop additional investment advisory business with JNAM, the Trust or other clients of WAMCO, WAMCO Ltd. or WAMCO Pte. Ltd. as a result of its relationship with the Fund.

In light of all the facts noted above, the Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Amendment to the WAMCO Sub-Advisory Agreement and the Sub-Sub-Advisory Agreements.

VII.	Additional Information

Ownership of the Fund

As of [March 4, 2022], there were issued and outstanding the following number of shares for the Fund:

Fund	Shares Outstanding
JNL/Franklin Templeton Global Multisector Bond Fund (Class A)	[to be provided]
JNL/ Franklin Templeton Global Multisector Bond Fund (Class I)	[to be provided]

As of [March 4, 2022], the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of the Fund.

Because the shares of the Fund are sold only to Jackson, Jackson National Life Insurance Company of New York (“Jackson NY”), certain affiliated funds organized as fund-of-funds, and certain qualified retirement plans, Jackson, through its separate accounts, which hold shares of the Fund as funding vehicles for Variable Contracts, is the owner of record of substantially all of the shares of the Fund.

As of [March 4, 2022], no persons beneficially owned more than 5% of the shares of the Fund.

Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant separate accounts. As noted above, Variable Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts. To the knowledge of management of the Trust, as of [March 4, 2022], no persons have been deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Fund.

Brokerage Commissions and Fund Transactions

During the fiscal year ended December 31, 2021, the Fund paid no commissions to any affiliated broker.

During the fiscal year ended December 31, 2021, the Fund paid $808,539 in administration fees and $1,575,820 in 12b-1 fees to the Adviser and/or its affiliated persons. These services have continued to be provided since the Amendment to the WAMCO Sub-Advisory Agreement was approved.

VIII.	Other Matters

The Trust will furnish, without charge, a copy of the Trust’s annual report for the fiscal year ended December 31, 2021, or a copy of the Trust’s prospectus and statement of additional information to any shareholder upon request. To obtain a copy, please call 1-800-644-4565 ( Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), write to the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit www.jackson.com .

JNAM, located at 1 Corporate Way, Lansing, Michigan 48951, serves as the investment adviser to the Trust and provides the Fund with professional investment supervision and management. JNAM is registered with the SEC under the 1940 Act, as amended. JNAM is an indirect, wholly owned subsidiary of Jackson, a leading provider of retirement products for industry professionals and their clients. Jackson and its affiliates offer variable, fixed and fixed index annuities designed for tax-efficient growth and distribution of retirement income for retail customers, as well as products for institutional investors. Prudential plc and Athene Life Re Ltd. each hold a minority economic interest in Jackson. Prudential plc has no relation to Newark, New Jersey-based Prudential Financial Inc. Jackson is also the ultimate parent of PPM America, Inc. JNAM also serves as the Trust’s administrator. JNLD, an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and an indirect, wholly owned subsidiary of Jackson. JNLD is located at 300 Innovation Drive, Franklin, Tennessee 37067.

The Trust is not required to hold annual meetings of shareholders, and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

The cost of the preparation, printing, and distribution of this Information Statement will be paid by JNAM.

Exhibit A

Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Western Asset Management Company, LLC and Amendments Thereto

Sub-Advisory Agreement

This Sub-Advisory Agreement (the “Agreement”) is by and between Jackson National Asset Management, LLC (the “Adviser”) and Western Asset Management Company, LLC (the “Sub-Adviser”).

Whereas, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

Whereas, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

Whereas, the Adviser has entered into an Amended and Restated Investment Advisory and Management Agreement (the “Advisory Agreement”) effective as of September 13, 2021 with JNL Series Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended, consisting of multiple series (each, a “Fund”);

Whereas, the Board of Trustees of the Trust and the Adviser desire that the Adviser retain the Sub-Adviser to render investment advisory services for the portion of each Fund’s assets allocated to the Sub-Adviser, as determined from time to time by the Adviser, in the manner and on the terms set forth in the Sub-Advisory Agreement between the parties dated July 31, 2020 through the date hereof, if applicable (the “Existing Agreement”);

Whereas, the Adviser has the authority under the Advisory Agreement to select sub-advisers for each Fund; and

Whereas, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund identified in the Existing Agreement.

Now, Therefore, in consideration of the mutual covenants contained herein, the Adviser and the Sub-Adviser agree as follows:

The Adviser and the Sub-Adviser hereby enter into this Agreement on terms identical to those of the Existing Agreement, which are incorporated herein by reference. Capitalized terms used herein without definition have the meanings given to them in the Existing Agreement.

This Agreement shall become effective as of the effective date of the Advisory Agreement and, unless sooner terminated as provided in the Existing Agreement, the initial term will continue in effect through September 30, 2022. Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year as described in the Existing Agreement.

This Agreement may be executed in counterparts, including via facsimile or other electronic means as agreed by the parties hereto, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

In Witness Whereof , the parties hereto have caused this Agreement to be executed by their duly authorized officers effective as of September 13, 2021.

Jackson National Asset Management, LLC		Western Asset Management Company, LLC

By:	/s/ Mark D. Nerud	By:	/s/ Karlen Powell
Name:	Mark D. Nerud	Name:	Karlen Powell
Title:	President and CEO	Title:	Head of Client Service Support

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC and

Western Asset Management Company, LLC

Effective July 31, 2020

This Agreement, effective as of July 31, 2020, is by and between Jackson National Asset Management, LLC, a limited liability company organized in the State of Michigan (the “Adviser”), and Western Asset Management Company, LLC (the “Sub-Adviser”), a limited liability company organized in the state of California.

Whereas, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

Whereas, the Adviser has entered into an Amended and Restated Investment Advisory and Management Agreement dated as of July 1, 2013, as amended, with JNL Series Trust (“Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

Whereas, the Trust’s shareholders are primarily separate accounts maintained by insurance companies for variable life insurance policies and variable annuity contracts (the “Policies”) under which income, gains and losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains, or losses of such insurance companies, as well as other shareholders as permitted under Section 817(h) of the Internal Revenue Code of 1986, as amended (“Code”), and the rules and regulations thereunder;

Whereas, the fund or funds listed on Schedule A hereto (each, a “Fund”) are series of the Trust;

Whereas, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

Whereas, the Board of Trustees of the Trust (“Board”) and the Adviser desire that the Adviser retain the Sub-Adviser to render investment advisory services for the portion of each Fund’s assets allocated to the Sub-Adviser, as determined from time to time by the Adviser, in the manner and on the terms hereinafter set forth;

Whereas, the Adviser has the authority under the Investment Advisory and Management Agreement with the Trust to select sub-advisers for each Fund; and

Whereas, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund.

Now, Therefore, in consideration of the mutual covenants contained herein, the Adviser and the Sub-Adviser agree as follows:

1.	Appointment of Sub-Adviser

The Adviser hereby appoints the Sub-Adviser to act as the investment sub-adviser for each Fund, subject to the supervision and control of the Adviser and the Board and in accordance with the terms and conditions of this Agreement. Such appointment may be limited to a portion of Fund assets allocated to the Sub-Adviser by the Adviser, which may be changed from time to time at the sole discretion of the Adviser. References to the “Fund” or “Funds” in this Agreement shall refer to the portion of Trust assets allocated to the Sub-Adviser by the Adviser, except where the context otherwise indicates.

The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

In the event the Adviser designates one or more funds other than the Fund or Funds identified on Schedule A with respect to which the Adviser wishes to retain the Sub-Adviser to furnish investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to furnish such services, it shall notify the Adviser in writing, whereupon, subject to the approval of the Board, such fund shall be added to Schedule A and become a Fund hereunder subject to this Agreement.

2.	Services to be Rendered by the Sub-Adviser to the Trust

A.             As investment sub-adviser to each Fund, the Sub-Adviser will coordinate and monitor the investment and reinvestment of the assets of each Fund and determine the composition of the assets of each Fund, subject always to the supervision and control of the Adviser and the Board.

B.              As part of the services it will provide hereunder, the Sub-Adviser will:

(i)            obtain and evaluate pertinent economic, statistical, financial, and other information affecting the individual companies or industries, the securities of which are included in each Fund or are under consideration for inclusion in each Fund;

(ii)           formulate and implement a continuous investment program and make investment decisions for all assets in each Fund;

(iii)          take whatever steps are necessary to implement the investment program for each Fund by placing all orders, on behalf of each Fund, for the purchase and sale of securities and other property and investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program of each Fund;

(iv)          use the same skill and care in providing its services as it uses in providing services to its other similar client mandates for which it has investment responsibilities;

(v)           keep the Board and the Adviser fully informed in writing on an ongoing basis of all material facts concerning the investment and reinvestment of the assets in each Fund, the Sub-Adviser and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Board; and attend meetings with the Adviser and/or the Board, as reasonably requested, to discuss the foregoing;

(vi)          cooperate fully with the Trust’s Chief Compliance Officer in executing his/her responsibilities to monitor service providers of each Fund pursuant to Rule 38a-1 under the Investment Company Act, including but not limited to providing compliance and reporting information as reasonably requested by the Adviser and the Board;

(vii)         in accordance with procedures and methods established by the Board, which may be amended from time to time, provide assistance in determining the fair value of securities and other investments/assets in each Fund, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for each security or other investment/asset in each Fund for which market prices are not readily available. In addition, the Sub-Adviser shall provide the Trust’s custodian on each business day with information relating to all transactions concerning each Fund’s assets under the Sub-Adviser’s supervision, and shall promptly provide Adviser with such information upon the reasonable request of the Adviser;

(viii)        provide any and all material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to each Fund and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing each Fund that may be reasonably necessary, under applicable laws; and

(ix)           cooperate with and provide reasonable assistance to the Adviser, the Board, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust and the Adviser, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

C.              In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in compliance with the following: (i) the Trust’s Agreement and Declaration of Trust, as the same may be modified or amended from time to time (“Declaration”); (ii) the By-Laws of the Trust, as the same may be modified or amended from time to time (“By-Laws”); (iii) the stated investment objectives, policies and restrictions of each Fund and other matters contained in the currently effective Prospectus and Statement of Additional Information of the Trust filed with the Securities and Exchange Commission (“SEC”), as the same may be modified, amended or supplemented from time to time (“Prospectus and SAI”); (iv) the Investment Company Act, the Advisers Act, the Commodity Exchange Act, as amended (“CEA”) and the rules under each, and all other federal and state laws or regulations applicable to the Trust and each Fund; (v) any applicable controlling foreign laws, regulations and regulatory requirements as set forth by applicable foreign regulatory agencies; (vi) the Trust’s compliance and other policies and procedures adopted from time to time by the Board; and (vii) the instructions of the Adviser and the Board (except as to the voting of proxies). Prior to the commencement of the Sub-Adviser’s services hereunder, the Adviser shall provide the Sub-Adviser with current copies of the Declaration, By-Laws, Prospectus and SAI, Fund compliance manual and other relevant policies and procedures that are adopted by the Board. The Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document.

D.              Without Adviser’s prior consent to each transaction, Sub-Adviser shall have full discretionary authority as agent and attorney-in-fact, with full power of substitution and full authority in each Fund’s name, to (a) buy, sell, hold, exchange, convert or otherwise deal in any manner in any assets; (b) place orders for the execution of such assets and other transactions with or through such brokers, dealers, counter-parties, issuers, agents or arrangers as Sub-Adviser may select; (c) execute, on behalf of a Fund, such brokerage, derivatives, subscription and other agreements and documents (including, without limitation, ISDA, LSTA, and/or Master Securities Forward Transaction Agreement or MSFTA documentation) as Sub-Adviser deems necessary or appropriate in connection with each Fund’s investment activities; and (d) negotiate, enter into, make and perform any other contracts, agreements or other undertakings it may deem advisable in connection with the performance of the Sub-Adviser’s duties hereunder.

E.               In furnishing services hereunder, the Sub-Adviser will not consult with any other sub-adviser to the Trust or the sub-adviser to any other investment company managed by the Adviser concerning transactions of each Fund in securities or other assets. (This shall not be deemed to prohibit the Sub-Adviser from consulting with any of the other sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the Investment Company Act. This shall also not be deemed to prohibit consultations between current and successor sub-advisers of a Fund in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the Investment Company Act.)

F.               Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of each Fund and to consult with each other regarding the investment affairs of each Fund. Sub-Adviser will report to the Board and to Adviser with respect to the implementation of such program as requested by the Board or the Adviser.

G.               The Sub-Adviser at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses, and fees of any personnel required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. The Sub-Adviser shall, at its expense, bear any reasonable fees or costs of the Adviser, the Fund, and/or any Trustee of the Fund associated with litigation to which the Adviser, the Fund, and/or any Trustee of the Fund are not a party arising from or pertaining to (i) the investment management services provided and/or fees charged by the Sub-Adviser under the Agreement (but excluding litigation for services provided and/or fees charged by the Adviser) and (ii) the Sub-Adviser’s role as investment manager to mutual funds sponsored by the Sub-Adviser and its affiliates and third-party mutual funds or other clients that require the involvement or participation of the Adviser, the Fund, and/or any Trustee of the Fund. For the avoidance of doubt, the Adviser shall, at its expense, bear its own fees and costs and any reasonable fees and costs of the Sub-Adviser associated with litigation to which the Sub-Adviser is not a party arising from or pertaining to (i) investment management services provided and/or fees charged by the Adviser under the Agreement (but excluding litigation for services provided and/or fees charged by the Sub-Adviser), and (ii) the Adviser’s role as investment manager to mutual funds sponsored by the Adviser that require the involvement or participation of the Sub-Adviser. A party’s aggregate liability to the other for all fees and costs under this Section 2.G. shall not exceed the aggregate fees paid by the Adviser to the Sub-Adviser during the prior twelve months. Notwithstanding the foregoing, the limitations of liability set forth above shall not apply to any indemnification obligations hereunder.

H.              The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein. The Sub-Adviser is granted authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions it enters into on behalf of each Fund. The Sub-Adviser will provide to the Adviser copies of all agreements regarding brokerage arrangements. The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for each Fund (i) in accordance with any written policies, practices or procedures that may be established by the Board or the Adviser from time to time and which have been provided to the Sub-Adviser or (ii) as described in the Trust’s Prospectus and SAI. In placing any orders for the purchase or sale of securities and instruments for each Fund, the Sub-Adviser is hereby authorized, to the extent permitted by applicable law, to aggregate the securities and instruments to be so purchased or sold and shall use its best efforts to obtain for each Fund best price and execution, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the applicable Fund on a continuing basis.

I.                Subject to such policies and procedures as the Board may determine, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and as interpreted by the SEC or its staff, cause each Fund to pay a broker or dealer that provides brokerage or research services to the Adviser, the Sub-Adviser and the Fund an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser’s overall responsibilities with respect to each Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in Section 3(a)(35) of the Exchange Act). Allocation of orders placed by the Sub-Adviser on behalf of each Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Adviser or the Board as reasonably requested by the Adviser or the Board, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor. To the extent authorized by Section 28(e) and the Trust’s Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. Subject to seeking best price and execution, the Board or the Adviser may direct the Sub-Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

J.                The Sub-Adviser will maintain all accounts, books and records with respect to each Fund as are required of an investment sub-adviser of a registered investment company pursuant to the Investment Company Act, Advisers Act, and Commodity Exchange Act and the rules thereunder, will furnish the Adviser and the Board such periodic and special reports as they may reasonably request, and shall timely file with the SEC all forms pursuant to Section 13 of the Exchange Act, with respect to its duties as are set forth herein.

K.              The Sub-Adviser shall ensure that each Fund complies with the portfolio diversification provisions of Section 851 and Section 817(h) of the Code and the regulations thereunder, including, but not limited to, Treas. Reg. Section 1.817-5. Sub-Adviser shall be responsible for the correction of any failure under the provisions cited above attributable to its actions whether in good faith, negligent or reckless actions or omissions, disregard, including any penalties, taxes, and interest and for any other obligations to Contract-owners and insurance company investors in each Fund.

L.               Consistent with its fiduciary duties to each Fund and on the Fund’s behalf, the Sub-Adviser is hereby appointed the Fund’s agent to exercise in its direction all rights and performs all duties with respect to the Fund’s right to vote (or refrain from voting), each Fund’s securities and exercise rights in corporate actions or otherwise in accordance with the Sub-Adviser’s proxy voting guidelines, as amended from time to time, which shall be provided to the Trust and the Adviser. For the avoidance of doubt, the Sub-Adviser will have full discretion in this regard and the Adviser will not attempt to influence the Sub-Adviser’s voting decisions. The Sub-Adviser further agrees to report significant shareholdings for itself and on behalf of the Fund where required by local law.

M.             The Sub-Adviser may execute on behalf of each Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment-related agreements, and any other agreements, documents or instruments the Sub-Adviser believes are appropriate or desirable in performing its duties under this Agreement.

N.              The Sub-Adviser will provide to the Adviser (i) a completed monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser, and (iii) other compliance and reporting information as reasonably requested by the Adviser or the Board from time-to-time.

3.	Compensation of Sub-Adviser

The Adviser will pay the Sub-Adviser a sub-advisory fee, accrued daily and payable monthly on the average daily net assets of each Fund, as specified in Schedule B to this Agreement to cover the Sub-Adviser’s services under and expenses assumed in carrying out this Agreement. The Sub-Adviser agrees that the fee rate paid to the Sub-Adviser shall not be in excess of the fee rates at equivalent asset size charged by the Sub-Adviser to any other future investment company client, registered under the Investment Company Act, being managed by the Sub-Adviser having a substantially similar investment objective, style and strategy as each Fund.

4.	Custody of Assets

Sub-Adviser shall at no time physically possess the assets of the Funds or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Funds. In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Funds. All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the custodian.

5.	Liability and Indemnification

A.              Except as may otherwise be provided by law, neither the Sub-Adviser nor any of its officers, members or employees (its “Affiliates”) shall be liable (i) for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by the Sub-Adviser or its Affiliates with respect to any Fund or (ii) for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser’s reasonable opinion, constitute a violation of any federal or state laws, rules or regulations; except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser or its Affiliates for, and the Sub-Adviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to any Fund by the Sub-Adviser or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees (as defined below) for use therein.

B.               Except as may otherwise be provided by law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-Adviser as a result of any error of judgment or mistake of law by the Adviser with respect to any Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Sub-Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to any Fund or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser.

6.	Representations of Adviser

The Adviser represents, warrants and agrees that:

A.              The Adviser has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to each Fund as contemplated hereby.

B.               The Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser by applicable law and regulations.

C.               The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; and (v) will promptly notify Sub-Adviser of the occurrence of any event that would disqualify Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Adviser will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of any Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

D.              The Adviser certifies that as of the date of this Agreement the Trust is a Qualified Institutional Buyer (“QIB”) as defined in Rule 144A under the 1933 Act, and the Adviser will promptly notify the Sub-Adviser if the Trust ceases to be a QIB.

E.               The Adviser, through its designated administrator or sub-administrator, will regularly notify the Sub-Adviser if any “government entity” assets, within the meaning of Rule 206(4)-5 under the Advisers Act, are contributed to any Fund.

7.	Representations of Sub-Adviser

The Sub-Adviser represents, warrants and agrees as follows:

A.             The Sub-Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

B.              The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment sub-adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Sub-Adviser will also promptly notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation requesting information about any Fund that directly relates to or otherwise materially and adversely affects a Fund, at law or in equity, before or by any court, public board or body, involving the affairs of a Fund. The Sub-Adviser represents that this Agreement does not violate any existing agreement between the Sub-Adviser and any other party.

C.              The Sub-Adviser has reviewed the Prospectus and SAI of the Trust with respect to each Fund, as it may be amended from time to time, that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact necessary to make the statements contained therein not misleading.

D.              The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. The Sub-Adviser will promptly provide the Adviser any amendments thereto. As requested, the president, Chief Operating Officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser’s code of ethics.

E.               The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments and annual updates to the Adviser. Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

F.              The Sub-Adviser will promptly notify the Trust and the Adviser of any proposed assignment of this Agreement or change of control of the Sub-Adviser and any proposed changes in the key personnel who are either the portfolio manager(s) of a Fund or senior management of the Sub-Adviser. The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment or change in control.

G.              The Sub-Adviser has provided the Adviser with a summary of its insurance coverage and will promptly provide the Adviser any amendments thereto. The Sub-Adviser will maintain its insurance coverage at least at the amounts set forth in the summary.

H.              The Sub-Adviser agrees that neither it, nor any of its affiliates, will knowingly in any way refer directly or indirectly to its relationship with the Trust, each Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser, except as required by rule, regulation or upon the request of a governmental authority and only upon providing written notice to the Adviser and the Trust. However, the Sub-Adviser may incorporate the performance of each Fund in its composite performance.

I.                The Sub-Adviser will not file class action claim forms or otherwise exercise any rights the Adviser or the Trust may have with respect to participating in, commencing or defending suits or legal proceedings involving securities or issuers of securities held in, or formerly held in, each Fund, unless the Sub-Adviser, the Adviser and the Trust mutually agree that the Sub-Adviser may take such actions.

J.                 The Sub-Adviser will promptly notify the Adviser and the Trust if the Sub-Adviser suffers a material adverse change in its business that would materially impair its ability to perform its relevant duties for a Fund.  For the purposes of this paragraph, a “material adverse change” shall include, but is not limited to, a material loss of assets or accounts under management or the departure of senior investment professionals to the extent such professionals are not replaced promptly with professionals of comparable experience and quality.

K.               The Sub-Adviser will promptly notify the Adviser and the Trust to the extent required by applicable law in the event that the Sub-Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority.  The Sub-Adviser further agrees to notify the Trust and the Adviser immediately of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that would make any written information previously provided to the Adviser or the Trust materially inaccurate or incomplete or if any such written information becomes untrue in any material respect.

8.	Commodity Exchange Act Matters

A.       The Adviser hereby represents and warrants to the Sub-Adviser that:

(i)         with respect to each Fund where the Adviser is not excluded from the definition of a commodity pool operator (“CPO”) pursuant to Commodity Futures Trading Commission (“CFTC”) Regulation 4.5, the Adviser (A) is registered as a CPO under the CEA and is a member of the National Futures Association (“NFA”) and (B) consents to being treated by the Sub-Adviser as a “qualified eligible person” as defined in the rules promulgated under the CEA for the purposes of the CEA and the regulations thereunder;

(ii)        with respect to each Fund where the Adviser is excluded from the definition of a CPO pursuant to CFTC Regulation 4.5, the Adviser (A) filed the notice required by CFTC Regulation 4.5(c) and shall re-file such notice annually as required and (B) will promptly notify the Sub-Adviser if it can no longer rely on the exclusion pursuant to CFTC Regulation 4.5 with respect to a Fund; and

(iii)       only with respect to any Funds that may trade swaps, the Fund is an “eligible contract participant” within the meaning of Section 1a(18) of the CEA.

B.       The Sub-Adviser hereby represents and warrants to the Adviser that:

(i)         the Sub-Adviser is registered with the CFTC in all capacities, if any, in which the Sub-Adviser is required under the CEA and the CFTC’s regulations to be so registered and is a member of the NFA if required to be a member thereof;

(ii)        if the Sub-Adviser is exempt from registration as a commodity trading advisor (“CTA”) under CFTC Regulation 4.14(a)(8) with respect to a Fund, it has filed notice required under CFTC Regulation 4.14(a)(8) and shall re-file such notice annually as required; and

(iii)       if the Adviser has filed the exclusion under CFTC Regulation 4.5 with respect to a Fund, the Sub-Adviser (A) will cause such Fund to comply with the trading limitations in CFTC Regulation 4.5 unless otherwise agreed with the Adviser, and (B) promptly will notify the Adviser if it is reasonably likely that one or more Funds will not comply with such trading limitations.

C.       The Adviser and the Sub-Adviser each further agree that:

(i)         to the extent that the CEA and the then-current CFTC regulations require (A) registration by such party as a CPO or CTA and/or membership with NFA with respect to any Fund, (B) specific disclosure, as applicable to the investors in any Fund, or (C) filing of reports and other documents with respect to any Fund, it shall promptly and fully comply, or take reasonable steps to cause such Fund to comply, with all such requirements;

(ii)        the Adviser and the Sub-Adviser shall each comply with all requirements of the CEA, then-current CFTC regulations and NFA rules that apply to the Adviser and the Sub-Adviser, respectively, with respect to each Fund;

(iii)       the Sub-Adviser shall provide reasonable cooperation to the Adviser and the Adviser shall provide reasonable cooperation to the Sub-Adviser in fulfilling, or causing to be fulfilled, any disclosure or reporting requirements applicable to such party with respect to each Fund under the CEA and/or then-current CFTC regulations and NFA rules; and

(iv)       the Adviser and the Sub-Adviser each further agrees to notify the other party promptly in writing if any of the representations and warranties herein ceases to be accurate in any respect with respect to the Adviser, the Sub-Adviser or any Fund.

9.	Non-Exclusivity

The services of the Sub-Adviser to the Adviser, each Fund and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities. Adviser has no objection to Sub-Adviser rendering such services to any other person, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Sub-Adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account. It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

10.	Regulation

The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations. The Sub-Adviser shall provide prompt notice to the Adviser and the Trust of any such submission.

11.	Records

The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Sub-Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business. In the event of the termination of this Agreement, such records shall promptly be returned to the Trust by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required by law or regulation.

12.	Confidential Treatment

All information and advice furnished by one party to the other party (including their respective agents, employees and representatives and the agents, employees, and representatives of any affiliates) hereunder shall be treated as confidential and shall not be disclosed to third parties, except as may be necessary to comply with applicable laws, rules and regulations, subpoenas, court orders, and as required in the administration and management of the Funds.  It is understood that any information or recommendation supplied or produced by Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust.  Without limiting the foregoing, the Adviser and the Trust will only disclose portfolio information in accordance with the Trust’s portfolio information policy as adopted by the Board.

13.	Duration of Agreement

This Agreement shall become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, the initial term will continue in effect through September 30, 2021. Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through September 30 of each successive year following the initial term for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of such Fund, and either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser (“Independent Trustees”) cast in person at a meeting called for the purpose of voting on such approval.

14.	Termination of Agreement

This Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of each Fund, on sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser with the consent of the Board (including a majority of the Independent Trustees) or by the Sub-Adviser on sixty (60) days’ written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Advisory and Management Agreement between the Adviser and the Trust is assigned (as defined in the Investment Company Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice. Section 5 herein shall survive the termination of this Agreement.

15.	Use of Sub-Adviser’s Name

The parties agree that the name of the Sub-Adviser, the names of any affiliates of the Sub-Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the Sub-Adviser and its affiliates. The Sub-Adviser hereby grants the Adviser and the Trust the right to use such name(s), derivatives, logos, trademarks or service marks or trade names so long as this Agreement is in effect; provided however, the Sub-Adviser shall have the opportunity to review any content containing the Sub-Adviser’s logo or trademark prior to its initial use. Upon termination of this Agreement, the Adviser and the Trust shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names. The Sub-Adviser hereby consents to the names of the Funds as set forth in Schedule A to this Agreement.

16.	Amendments to the Agreement

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of each Fund (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to each Fund if a majority of the outstanding voting securities of each Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other series affected by the amendment or all the series of the Trust.

17.	Assignment

No assignment (as that term is defined in the Investment Company Act) shall be made by the Sub-Adviser without the prior written consent of the Trust and the Adviser. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.

18.	Entire Agreement

This Agreement contains the entire understanding and agreement of the parties with respect to each Fund. The Trust is an intended third-party beneficiary of this Agreement.

19.	Headings

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

20.	Notices

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or sent by electronic transmission (via e-mail) or such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

To the Adviser:	Jackson National Asset Management, LLC
225 West Wacker Drive
Suite 1200
Chicago, IL 60606
Attention: General Counsel
Email address: JNAMLegal@jackson.com

To the Sub-Adviser:	Western Asset Management Company, LLC
385 E. Colorado Blvd
Pasadena, CA 91101
Attention: Kyle Colburn
Email address: kcolburn@westernasset.com

To the Trust:	JNL Series Trust
1 Corporate Way
Lansing, MI 48951
Attention: Chief Legal Officer
Email address: JNAMLegal@jackson.com

21.	Severability

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

22.	Trust and Shareholder Liability

The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of each respective Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of a Fund, nor from the Board or any individual Trustee of the Trust.

23.	Governing Law

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Illinois, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of New York, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

24.	Counterpart Signatures

This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

With respect to a Fund for which the Adviser has not claimed an exclusion under CFTC Regulation 4.5, the following language applies:

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

In Witness Whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officers, effective as of the date first mentioned above.

Jackson National Asset Management, LLC
By:	/s/ Mark D. Nerud
Name:	Mark D. Nerud
Title:	President and Chief Executive Officer
Western Asset Management Company, LLC
By:	/s/ Karlen Powell
Name:	Karlen Powell
Title:	Manager of Client Service Support

Schedule A

Dated July 31 , 2020

Funds
JNL Multi-Manager Alternative Fund*

 * For the portion of the Average Daily Net Assets managed by Western Asset Management Company, LLC.

Schedule B

Dated July 31 , 2020

(Compensation)

JNL Multi-Manager Alternative Fund *
Average Daily Net Assets	Annual Rate
$0 to $100 Million*	[Fees Omitted]
$100 Million to $150 Million*	[Fees Omitted]
$150 Million to $200 Million*	[Fees Omitted]
Amounts over $200 Million*	[Fees Omitted]

 * For the portion of the Average Daily Net Assets managed by Western Asset Management Company, LLC.

Amendment

to Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Western Asset Management Company, LLC

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and Western Asset Management Company, LLC, a limited liability company organized in the state of California (the “Sub-Adviser”).

Whereas, the Adviser and Sub-Adviser (the “Parties”) entered into a Sub-Advisory Agreement effective as of September 13, 2021, wherein the terms of the previous sub-advisory agreement, dated July 31, 2020, were incorporated by reference (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (each, a “Fund”) of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay sub-advisory fees as set forth on Schedule B to the Agreement to the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser, and the Sub-Adviser agreed to accept such sub-advisory fees as full compensation under the Agreement for such services and expenses.

Whereas, the Board of Trustees of the Trust approved the appointment of the Sub-Adviser to provide investment advisory services to the JNL/Franklin Templeton Global Multisector Bond Fund, an existing Fund of the Trust, which is being renamed as the JNL/Western Asset Global Multi-Sector Bond Fund, and the corresponding sub-advisory fee schedule for the JNL/Western Asset Global Multi-Sector Bond Fund, effective April 25, 2022.

Whereas, the Parties have agreed to amend the Agreement to add the JNL/Western Asset Global Multi-Sector Bond Fund and its corresponding sub-advisory fees, effective April 25, 2022.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated April 25, 2022, attached hereto.

2)	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated April 25, 2022, attached hereto.

3)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

4)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

5)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective April 25, 2022.

Jackson National Asset Management, LLC		Western Asset Management Company, LLC
By:	/s/ Emily J. Bennett	By:	/s/ Karlen Powell
Name:	Emily J. Bennett	Name:	Karlen Powell
Title:	AVP and Deputy General Counsel	Title:	Head of Client Service Support

Schedule A

Dated April 25, 2022

Funds
JNL Multi-Manager Alternative Fund*
JNL/Western Asset Global Multi-Sector Bond Fund

* For the portion of the Average Daily Net Assets managed by Western Asset Management Company, LLC.

Schedule B

Dated April 25, 2022

(Compensation)

JNL Multi-Manager Alternative Fund*
Average Daily Net Assets	Annual Rate
$0 to $100 Million*	[Fees Omitted]
$100 Million to $150 Million*	[Fees Omitted]
$150 Million to $200 Million*	[Fees Omitted]
Amounts over $200 Million*	[Fees Omitted]

* For the portion of the Average Daily Net Assets managed by Western Asset Management Company, LLC

JNL/Western Asset Global Multi-Sector Bond Fund
Average Daily Net Assets	Annual Rate
$0 to $100 Million	0.30%
Over $100 Million	0.20%

Exhibit B

Sub-Sub-Advisory Agreement Between

Western Asset Management Company, LLC and

Western Asset Management Company Limited

Sub-Sub-Advisory Agreement

This Sub-Sub-Advisory Agreement (the “Agreement”), is made as of April 25, 2022, by and between Western Asset Management Company, LLC (“Western”), a California limited liability company, and Western Asset Management Company Limited (“Sub-Sub-Adviser”) a corporation organized under the laws of England and Wales.

W I T N E S S E T H

WHEREAS, Western and Sub-Sub-Adviser are under the common control of Franklin Resources, Inc.;

WHEREAS, Western and Sub-Sub-Adviser are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engaged in the business of supplying investment management services, as an independent contractor;

WHEREAS, Western, pursuant to a Sub-Advisory Agreement with Jackson National Asset Management, LLC (“Jackson National”) a Michigan limited liability company, dated September 13, 2021, (the “Investment Management Agreement”), has been retained to render investment sub-advisory services to one or more series of the JNL Series Trust (the “Trust”) as applicable and as specified on Schedule A to the Investment Management Agreement; and

WHEREAS, Western wishes to engage the portfolio management services of Sub-Sub-Adviser to assist in the management of the JNL/Western Asset Global Multi-Sector Bond Fund (the “Fund”), a series of the Trust (the “Account”), as Western determines appropriate from time to time, in its sole discretion.

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

1.             Western hereby retains Sub-Sub-Adviser and Sub-Sub-Adviser hereby accepts such engagement, to furnish certain investment advisory services with respect to the investment portfolio of the Account, as more fully set forth herein, for the compensation herein provided.

(a)        Subject to the instructions and supervision of Western, Sub-Sub-Adviser agrees to provide certain investment advisory services with respect to the securities, investments and cash equivalents in the Account. Western will have full responsibility for all investment sub-advisory services provided to the Account under the Investment Management Agreement.

(b)        Both Western and Sub-Sub-Adviser may place all purchase and sale orders on behalf of the Account. The placement of these orders will take place in London, England.

(c)        Unless otherwise instructed by Western or Jackson National, and subject to the provisions of this Agreement and to any guidelines or limitations specified from time to time by Western or Jackson National, Sub-Sub-Adviser shall report daily all transactions effected by Sub-Sub-Adviser on behalf of the Account to Western and to other entities as reasonably directed by Western or Jackson National.

(d)        In performing its services under this Agreement, Sub-Sub-Adviser shall adhere to the Account’s investment objectives, policies and restrictions as provided in the Investment Management Agreement between Western and Jackson National and shall comply with the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) thereunder in all material respects.

(e)        In carrying out its duties hereunder, Sub-Sub-Adviser shall comply with all reasonable instructions of Jackson National or Western in connection therewith. Such instructions may be given by letter, e-mail, or telephone confirmed by e-mail, provided a certified copy of such instructions has been supplied to Sub-Sub-Adviser.

(f)         Western shall be responsible for the distribution to Jackson National of a copy of Parts 2A and 2B of Sub-Sub-Adviser’s Form ADV, as may be required under U.S. federal securities laws.

(g)        Decisions on proxy voting will be made by Sub-Sub-Adviser unless such decisions are expressly reserved by either Western, a named fiduciary of the Account or Jackson National. Sub-Sub-Adviser may in its discretion exercise any and all voting rights with respect to the securities, but it shall not be required to take any action or render any advice with respect to the exercise of such rights, whether by voting proxies solicited or with respect to the issuer of such securities.

(h)       Western shall cause the Sub-Sub-Adviser to be kept fully informed at all times with regard to the securities owned by the Account, its funds available, or to become available, for investment, and generally as to the condition of the Account’s affairs. Western shall furnish the Sub-Sub-Adviser with such other documents and information with regard to the Account’s affairs as the Sub-Sub-Adviser may from time to time reasonably request.

(i)         The Sub-Sub-Adviser is authorized as the agent of the Account to give instructions with respect to the assets of the Account to the custodian of the Account as to deliveries of securities and other investments and payments of cash for the account of the Account.

(j)         The Sub-Sub-Adviser may execute on behalf of the Account certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment related agreements and any other agreements, documents or instruments the Sub-Sub-Adviser believes are appropriate or desirable in performing its duties under this Agreement.

2.            In performing the services described above, Sub-Sub-Adviser shall use its best efforts to obtain for the Account the best price and execution, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. Subject to prior authorization of appropriate policies and procedures by Jackson National, Sub-Sub-Adviser may, to the extent authorized by law and in accordance with the terms of the Investment Management Agreement, cause the Account to pay a broker who provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, in recognition of the brokerage and research services provided by the broker. To the extent authorized by applicable law, Sub-Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

3.           (a)        Western shall pay the Sub-Sub-Adviser out of the sub-advisory fee it receives for the management of the Fund.

(b)        Western and Sub-Sub-Adviser shall share pro rata in any voluntary reduction or waiver by Western of the advisory fee due under the Investment Management Agreement between Western and Jackson National.

(c)        If this Agreement is terminated prior to the end of any month, the monthly fee shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the total number of calendar days in the month, and shall be payable within 10 days after the date of termination.

4.            It is understood that the services provided by Sub-Sub-Adviser are not to be deemed exclusive. Western acknowledges that Sub-Sub-Adviser may have investment responsibilities, render investment advice to, or perform other investment advisory services to other investment companies and clients, which may invest in the same type of securities as the Account (collectively, “Clients”). Western agrees that Sub-Sub-Adviser may give advice or exercise investment responsibility and take such other action with respect to such Clients which may differ from advice given or the timing or nature of action taken with respect to the Account. In providing services, Sub-Sub-Adviser may use information furnished by others to Sub-Sub-Adviser and Western in providing services to other such Clients.

5.        Sub-Sub-Adviser agrees to use its best efforts in performing the services to be provided by it pursuant to this Agreement.

6.            During the term of this Agreement, Sub-Sub-Adviser will pay all expenses incurred by it in connection with the services to be provided by it under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Account. Sub-Sub-Adviser will be responsible for all of its expenses and liabilities.

7.            Sub-Sub-Adviser shall, unless otherwise expressly provided and authorized, have no authority to act for or represent Jackson National or the Account in any way, or in any way be deemed an agent for Jackson National or the Account.

8.            Sub-Sub-Adviser will treat confidentially and as proprietary information of the Account all records and other information relative to the Account and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to, if legally permissible, and approval in writing by Western, which approval shall not be unreasonably withheld and may not be withheld where Sub-Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Account. Routine regulatory examinations shall not be subject to this Section 8.

9.            This Agreement shall become effective on the later of: (i) its execution; and (ii) the date of the meeting of the Board, at which meeting this Agreement is approved. This Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either: (a) by the Trustees of the Trust; or (b) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act of 1940) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to the Account if a majority of the outstanding voting securities of the Account (as defined in Rule 18f-2(h) under the Investment Company Act of 1940) votes to approve this Agreement or its continuance.

If any required shareholder approval of this Agreement or any continuance of this Agreement is not obtained, then Sub-Sub-Adviser will continue to act as investment subadvisor with respect to the Account pending the required approval of the Agreement or its continuance or of a new contract with Sub-Sub-Adviser or other definitive action; provided, that the compensation received by Sub-Sub-Adviser in respect of the Account during such period is in compliance with Rule 15a-4 under the Investment Company Act of 1940.

10.          (a)         Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by: (i) Jackson National, or the Trustees of the Trust, or a majority of the outstanding voting shares of the Account, upon not less than thirty (30) days’ written notice to Western and Sub-Sub-Adviser; or (ii) Western or Sub-Sub-Adviser upon not less than sixty (60) days’ written notice to the other party and to Jackson National.

(b)        This Agreement shall terminate automatically in the event of any transfer or assignment thereof, and in the event of any act or event that terminates the Investment Management Agreement between Western and Jackson National.

11.          (a)         In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder on the part of Sub-Sub-Adviser, neither Sub-Sub-Adviser nor any of its directors, officers, employees or affiliates shall be subject to liability to Western for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Account.

(b)        Notwithstanding paragraph 11(a), to the extent that Western is found by a court of competent jurisdiction, or the SEC or any other regulatory agency, to be liable to the Account (a “liability”) for any acts undertaken by Sub-Sub-Adviser pursuant to authority delegated as described in Paragraph 1(a), Sub-Sub-Adviser shall indemnify Western and each of its affiliates, officers, directors and employees (each an “Indemnified Party”) harmless from, against, for and in respect of all losses, damages, costs and expenses incurred by an Indemnified Party with respect to such liability, together with all legal and other expenses reasonably incurred by any such Indemnified Party, in connection with such liability.

12.          Upon termination of Sub-Sub-Adviser’s engagement under this Agreement or at the direction of Jackson National, Sub-Sub-Adviser shall forthwith deliver to Jackson National, or to any third party at Jackson National’s direction, all records, documents and books of accounts which are in the possession or control of Sub-Sub-Adviser and relate directly and exclusively to the performance by Sub-Sub-Adviser of its obligations under this Agreement; provided, however, that Sub-Sub-Adviser shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with applicable laws, in which case Sub-Sub-Adviser shall provide Jackson National or a designated third party with copies of such retained documents unless providing such copies would contravene such rules, regulations and laws.

13.          Termination of this Agreement or Sub-Sub-Adviser’s engagement hereunder shall be without prejudice to the rights and liabilities created hereunder prior to such termination.

14.          If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, in whole or in part, the other provisions hereof shall remain in full force and effect. Invalid provisions shall, in accordance with the intent and purpose of this Agreement, be replaced by such valid provisions which in their economic effect come as closely as legally possible to such invalid provisions.

15.          Any notice or other communication required to be given pursuant to this Agreement shall be in writing and given by personal delivery, pre-paid registered mail, electronic mail or nationally-recognized overnight delivery service and shall be effective upon receipt. Notices and communications shall be given:

(i)         to Western:

Western Asset Management Company, LLC

385 E. Colorado Blvd

Pasadena, CA 91101

Attn: Kyle Colburn

(ii)        to Sub-Sub-Adviser:

Western Asset Management Company Limited

10 Exchange Square, Primrose Street

London EC2A 2EN

Attn: Michael Zelouf

(iii)       Copies to the Adviser and Fund may be delivered to:

JNL Series Trust

Jackson National Asset Management, LLC

225 West Wacker Drive, Suite 1200

Chicago, Illinois 60606

Attn: General Counsel

16.           This Agreement shall be interpreted in accordance with and governed by the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers.

Western Asset Management Company, LLC

By:	/s/ Daniel Giddings
Name:	Daniel Giddings
Title:	Manager, Global Legal Affairs

Western Asset Management Company Limited

By:	/s/ Daniel Giddings
Name:	Daniel Giddings
Title:	Manager, Global Legal Affairs

Exhibit C

Sub-Sub-Advisory Agreement Between

Western Asset Management Company, LLC and

Western Asset Management Company Pte. Ltd.

Sub-Sub-Advisory Agreement

This Sub Sub-Advisory Agreement (the “Agreement”), is made as of April 25, 2022, by and between Western Asset Management Company, LLC (“Western”), a California limited liability company, and Western Asset Management Company Pte. Ltd. (“Sub-Sub-Adviser”) a company organized under the laws of Singapore.

W I T N E S S E T H

WHEREAS, Western and Sub-Sub-Adviser are under the common control of Franklin Resources, Inc.;

WHEREAS, Western and Sub-Sub-Adviser are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engaged in the business of supplying investment management services, as an independent contractor;

WHEREAS, Western, pursuant to a Sub-Advisory Agreement with Jackson National Asset Management, LLC (“Jackson National”) a Michigan limited liability company, dated September 13, 2021, (the “Investment Management Agreement”), has been retained to render investment sub-advisory services to one or more series of the JNL Series Trust (the “Trust”) as applicable and as specified on Schedule A to the Investment Management Agreement; and

WHEREAS, Western wishes to engage the portfolio management services of Sub-Sub-Adviser to assist in the management of the JNL/Western Asset Global Multi-Sector Bond Fund (the “Fund”), a series of the Trust (the “Account”), as Western determines appropriate from time to time, in its sole discretion.

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

1.            Western hereby retains Sub-Sub-Adviser and Sub-Sub-Adviser hereby accepts such engagement, to furnish certain investment advisory services with respect to the investment portfolio of the Account, as more fully set forth herein, for the compensation herein provided.

(a)        Subject to the instructions and supervision of Western, Sub-Sub-Adviser agrees to provide certain investment advisory services with respect to the securities, investments and cash equivalents in the Account. Western will have full responsibility for all investment sub-advisory services provided to the Account under the Investment Management Agreement.

(b)        Both Western and Sub-Sub-Adviser may place all purchase and sale orders on behalf of the Account. The placement of these orders will take place in Singapore.

(c)        Unless otherwise instructed by Western or Jackson National, and subject to the provisions of this Agreement and to any guidelines or limitations specified from time to time by Western or Jackson National, Sub-Sub-Adviser shall report daily all transactions effected by Sub-Sub-Adviser on behalf of the Account to Western and to other entities as reasonably directed by Western or Jackson National.

(d)        In performing its services under this Agreement, Sub-Sub-Adviser shall adhere to the Account’s investment objectives, policies and restrictions as provided in the Investment Management Agreement between Western and Jackson National and shall comply with the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) thereunder in all material respects.

(e)        In carrying out its duties hereunder, Sub-Sub-Adviser shall comply with all reasonable instructions of Jackson National or Western in connection therewith. Such instructions may be given by letter, e-mail, or telephone confirmed by e-mail, provided a certified copy of such instructions has been supplied to Sub-Sub-Adviser.

(f)         Western shall be responsible for the distribution to Jackson National of a copy of Parts 2A and 2B of Sub-Sub-Adviser’s Form ADV, as may be required under U.S. federal securities laws.

(g)        Decisions on proxy voting will be made by Sub-Sub-Adviser unless such decisions are expressly reserved by either Western, a named fiduciary of the Account or Jackson National. Sub-Sub-Adviser may in its discretion exercise any and all voting rights with respect to the securities, but it shall not be required to take any action or render any advice with respect to the exercise of such rights, whether by voting proxies solicited or with respect to the issuer of such securities.

(h)       Western shall cause the Sub-Sub-Adviser to be kept fully informed at all times with regard to the securities owned by the Account, its funds available, or to become available, for investment, and generally as to the condition of the Account’s affairs. Western shall furnish the Sub-Sub-Adviser with such other documents and information with regard to the Account’s affairs as the Sub-Sub-Adviser may from time to time reasonably request.

(i)         The Sub-Sub-Adviser is authorized as the agent of the Account to give instructions with respect to the assets of the Account to the custodian of the Account as to deliveries of securities and other investments and payments of cash for the account of the Account.

(j)        The Sub-Sub-Adviser may execute on behalf of the Account certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment related agreements and any other agreements, documents or instruments the Sub-Sub-Adviser believes are appropriate or desirable in performing its duties under this Agreement.

2.            In performing the services described above, Sub-Sub-Adviser shall use its best efforts to obtain for the Account the best price and execution, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. Subject to prior authorization of appropriate policies and procedures by Jackson National, Sub-Sub-Adviser may, to the extent authorized by law and in accordance with the terms of the Investment Management Agreement, cause the Account to pay a broker who provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, in recognition of the brokerage and research services provided by the broker. To the extent authorized by applicable law, Sub-Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

3.            (a)        Western shall pay the Sub-Sub-Adviser out of the sub-advisory fee it receives for the management of the Fund.

(b)       Western and Sub-Sub-Adviser shall share pro rata in any voluntary reduction or waiver by Western of the advisory fee due under the Investment Management Agreement between Western and Jackson National.

(c)        If this Agreement is terminated prior to the end of any month, the monthly fee shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the total number of calendar days in the month, and shall be payable within 10 days after the date of termination.

4.            It is understood that the services provided by Sub-Sub-Adviser are not to be deemed exclusive. Western acknowledges that Sub-Sub-Adviser may have investment responsibilities, render investment advice to, or perform other investment advisory services to other investment companies and clients, which may invest in the same type of securities as the Account (collectively, “Clients”). Western agrees that Sub-Sub-Adviser may give advice or exercise investment responsibility and take such other action with respect to such Clients which may differ from advice given or the timing or nature of action taken with respect to the Account. In providing services, Sub-Sub-Adviser may use information furnished by others to Sub-Sub-Adviser and Western in providing services to other such Clients.

5.            Sub-Sub-Adviser agrees to use its best efforts in performing the services to be provided by it pursuant to this Agreement.

6.             During the term of this Agreement, Sub-Sub-Adviser will pay all expenses incurred by it in connection with the services to be provided by it under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Account. Sub-Sub-Adviser will be responsible for all of its expenses and liabilities.

7.             Sub-Sub-Adviser shall, unless otherwise expressly provided and authorized, have no authority to act for or represent Jackson National or the Account in any way, or in any way be deemed an agent for Jackson National or the Account.

8.            Sub-Sub-Adviser will treat confidentially and as proprietary information of the Account all records and other information relative to the Account and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to, if legally permissible, and approval in writing by Western, which approval shall not be unreasonably withheld and may not be withheld where Sub-Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Account. Routine regulatory examinations shall not be subject to this Section 8.

9.             This Agreement shall become effective on the later of: (i) its execution; and (ii) the date of the meeting of the Board, at which meeting this Agreement is approved. This Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either: (a) by the Trustees of the Trust; or (b) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act of 1940) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to the Account if a majority of the outstanding voting securities of the Account (as defined in Rule 18f-2(h) under the Investment Company Act of 1940) votes to approve this Agreement or its continuance.

If any required shareholder approval of this Agreement or any continuance of this Agreement is not obtained, then Sub-Sub-Adviser will continue to act as investment subadvisor with respect to the Account pending the required approval of the Agreement or its continuance or of a new contract with Sub-Sub-Adviser or other definitive action; provided, that the compensation received by Sub-Sub-Adviser in respect of the Account during such period is in compliance with Rule 15a-4 under the Investment Company Act of 1940.

10.          (a)        Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by: (i) Jackson National, or the Trustees of the Trust, or a majority of the outstanding voting shares of the Account, upon not less than thirty (30) days’ written notice to Western and Sub-Sub-Adviser; or (ii) Western or Sub-Sub-Adviser upon not less than sixty (60) days’ written notice to the other party and to Jackson National.

(b)      This Agreement shall terminate automatically in the event of any transfer or assignment thereof, and in the event of any act or event that terminates the Investment Management Agreement between Western and Jackson National.

11.          (a)         In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder on the part of Sub-Sub-Adviser, neither Sub-Sub-Adviser nor any of its directors, officers, employees or affiliates shall be subject to liability to Western for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Account.

(b)       Notwithstanding paragraph 11(a), to the extent that Western is found by a court of competent jurisdiction, or the SEC or any other regulatory agency, to be liable to the Account (a “liability”) for any acts undertaken by Sub-Sub-Adviser pursuant to authority delegated as described in Paragraph 1(a), Sub-Sub-Adviser shall indemnify Western and each of its affiliates, officers, directors and employees (each an “Indemnified Party”) harmless from, against, for and in respect of all losses, damages, costs and expenses incurred by an Indemnified Party with respect to such liability, together with all legal and other expenses reasonably incurred by any such Indemnified Party, in connection with such liability.

12.          Upon termination of Sub-Sub-Adviser’s engagement under this Agreement or at the direction of Jackson National, Sub-Sub-Adviser shall forthwith deliver to Jackson National, or to any third party at Jackson National’s direction, all records, documents and books of accounts which are in the possession or control of Sub-Sub-Adviser and relate directly and exclusively to the performance by Sub-Sub-Adviser of its obligations under this Agreement; provided, however, that Sub-Sub-Adviser shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with applicable laws, in which case Sub-Sub-Adviser shall provide Jackson National or a designated third party with copies of such retained documents unless providing such copies would contravene such rules, regulations and laws.

13.          Termination of this Agreement or Sub-Sub-Adviser’s engagement hereunder shall be without prejudice to the rights and liabilities created hereunder prior to such termination.

14.           If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, in whole or in part, the other provisions hereof shall remain in full force and effect. Invalid provisions shall, in accordance with the intent and purpose of this Agreement, be replaced by such valid provisions which in their economic effect come as closely as legally possible to such invalid provisions.

15.          Any notice or other communication required to be given pursuant to this Agreement shall be in writing and given by personal delivery, pre-paid registered mail, electronic mail or nationally-recognized overnight delivery service and shall be effective upon receipt. Notices and communications shall be given:

(i)         to Western:

Western Asset Management Company, LLC

385 E. Colorado Blvd

Pasadena, CA 91101

Attn: Kyle Colburn

(ii)        to Sub-Sub-Adviser:

Western Asset Management Company Pte. Ltd.

1 George Street #23-01

Singapore 049145

Attn: Michael Dale

(iii)       Copies to the Adviser and Fund may be delivered to:

JNL Series Trust

Jackson National Asset Management, LLC

225 West Wacker Drive, Suite 1200

Chicago, Illinois 60606

Attn: General Counsel

16.          This Agreement shall be interpreted in accordance with and governed by the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers.

Western Asset Management Company, LLC

By:	/s/ Daniel Giddings
Name:	Daniel Giddings
Title:	Manager, Global Legal Affairs

Western Asset Management Company Pte. Ltd.

By:	/s/ Daniel Giddings
Name:	Daniel Giddings
Title:	Manager, Global Legal Affairs

Exhibit D

Prospectus Comparison of the JNL/Franklin Templeton Global Multisector Bond Fund

and JNL/Western Asset Global Multi-Sector Bond Fund

JNL/Western Asset Global Multi-Sector Bond Fund

(formerly, JNL/Franklin Templeton Global Multisector Bond Fund)

Class A

Class I

Investment Objective. The investment objective of the Fund is to ~~seek~~ maximize total ~~investment~~ return through ~~consisting of a combination of interest~~ income~~,~~ and capital appreciation~~, and currency gains~~.

Expenses. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.52%~~0.60%~~
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	0.16%
Acquired Fund Fees and Expenses[2]	0.02%
Total Annual Fund Operating Expenses	1.00%~~1.08%~~
[1]	“Other Expenses” include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”).
[2]	Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies. Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Fund Operating Expenses disclosed above.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.52%~~0.60%~~
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.16%
Acquired Fund Fees and Expenses[2]	0.02%
Total Annual Fund Operating Expenses	0.70%~~0.78%~~
[1]	“Other Expenses” include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”).
[2]	Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies. Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Fund Operating Expenses disclosed above.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JNL/Western Asset ~~Franklin Templeton~~ Global Multi-S~~s~~ector Bond Fund Class A
1 year	3 years	5 years	10 years
$102~~$110~~	$318~~$343~~	$552~~$595~~	$1,225~~$1,317~~

JNL/Western Asset ~~Franklin Templeton~~ Global Multi-S~~s~~ector Bond Fund Class I
1 year	3 years	5 years	10 years
$72~~$80~~	$224~~$249~~	$390~~$433~~	$871~~$966~~

Portfolio Turnover (% of average value of portfolio). The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.

Period
1/1/2021 - 12/31/2021	36%
~~1/1/2020 - 12/31/2020~~	~~50~~	~~%~~

Portfolio turnover for the period of January 1, 2021 to December 31, 2021 is from the prior sub-adviser, Franklin Advisers, Inc.

Principal Investment Strategies. Under normal market conditions, the Fund will invest at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a diversified portfolio of fixed-income instruments of varying maturities and quality across different industries and sectors of the fixed-income market. ~~and floating rate debt securities and debt obligations (including convertible bonds) of governments, government agencies and government-related or corporate issuers located anywhere in the world, including developing markets (collectively, “bonds”).~~

The Fund invests in globally diversified fixed income securities and rotates portfolio allocations among global sectors, including, below-investment grade (i.e., high yield securities or “junk” bonds) and investment grade corporate securities located in the United States and in non-U.S. developed and emerging markets; obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, banks and corporations and foreign governments, banks and corporations of developed and emerging markets; mortgage- and asset-backed securities; bank loans, structured notes, contingent convertible securities, common stock and warrants held as part of a corporate action.

The Fund will invest at least 40% its assets, unless market conditions are not deemed favorable, in which case the Fund would invest at least 30% of its assets, in securities of non-U.S. issuers. A corporate issuer is considered to be from the country where it is headquartered or incorporated, where the majority of its assets are located or where it generates the majority of its operating income. The Fund will allocate its assets among no less than three countries.

The Fund may invest a substantial portion of total assets in securities denominated in foreign currencies and in U.S. dollar denominated securities of foreign issuers. In addition, the Fund may hedge its exposure to foreign currency. Both long and short currency exposures are permissible.

The Fund may invest up to 70% of its assets in below investment grade securities (i.e., high yield securities or “junk” bonds) (“Ba” or lower by Moody’s Investment Service or the equivalent by S&P Global Ratings or Fitch, Inc./Fitch Ratings Ltd.). Mortgage- and asset-backed securities held by the Fund may include those backed by loans to subprime borrowers.

The average dollar-weighted effective duration of the Fund normally varies between zero and ten years. Duration measures the sensitivity of a fixed income security’s price to changes in interest rates. The longer a fixed income security’s duration, the more sensitive that security will be to changes in interest rates. Similarly, the longer the Fund’s dollar-weighted average duration, the more sensitive the Fund will be to interest rate changes than a fund with a shorter dollar-weighted average duration.

The Fund may use various types of derivative instruments for hedging and for investment purposes including, but not limited to, futures contracts and options on futures (including U.S. Treasury futures contracts and options on futures) to alter the duration of the Fund and increase potential returns; forward currency exchange contracts; currency futures and options thereon; interest rate swaps, floors and caps; and credit default swaps and currency swaps . The Fund may also use other types of derivative instruments, such as futures and options, contracts, forward contracts and swap agreements as a substitute for investing directly in an underlying asset, to increase returns, to manage market, foreign currency and/or duration or interest rate risk, or as part of a hedging strategy.

The Fund may invest its uninvested cash in high-quality, short-term debt securities, which may include repurchase agreements and high-quality money market instruments.

~~Bonds include debt securities of any maturity, such as bonds, notes, bills and debentures, and may be denominated and issued in the local currency or in another currency. The Fund may also invest in inflation-indexed securities and securities or structured products that are linked to or derive their value from another security, asset or currency of any nation. In addition, the Fund's assets will be invested in issuers located in at least three countries (including the U.S.); the Fund’s investments will generally be invested outside the United States. Under normal market conditions, the Fund expects to invest at least 40% of its net assets in foreign securities.~~

~~The Fund may buy bonds rated in any category, including securities in default. The Fund may invest in debt securities of any maturity or duration, and the average maturity of debt securities in the Fund’s portfolio will fluctuate depending on the Sub-Adviser’s outlook on changing market, economic, and political conditions.~~

~~The Fund may invest in fixed-income securities of any credit quality, including below investment grade or high-yield securities (sometimes referred to as “junk bonds”), and may buy bonds that are in default.~~

For purposes of satisfying the 80% requirement, the Fund may also invest in derivative instruments that have economic characteristics similar to the fixed-income instruments mentioned above. ~~“Fixed-income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.~~

~~For purposes of pursuing its investment goals, the Fund regularly enters into various currency related transactions involving derivative instruments, principally currency and cross currency forwards, but it may also use currency and currency index futures contracts and currency options. The Fund maintains significant positions in currency related derivative instruments as a hedging technique or to implement a currency investment strategy, which could expose a large amount of the Fund's assets to obligations under these instruments. The result of such transactions may represent, from time to time, a large component of the Fund’s investment returns. The use of derivative transactions may allow the fund to obtain net long or net negative (short) exposure to selected currencies. The Fund may also enter into various other transactions involving derivatives, including interest/bond futures and interest rate swap agreements (which may include interest rate and credit default swaps). These derivative instruments may be used for hedging purposes, to enhance returns, or to obtain net long or net negative (short) exposure to selected currencies, interest rates, countries, durations, or credit risks.~~

~~Franklin Advisers, Inc. (“Sub-Adviser”) allocates the Fund's assets based upon its assessment of changing market, political and economic conditions. It will consider various factors, including evaluation of interest and currency exchange rate changes and credit risks. The Sub-Adviser may consider selling a security when it believes the security has become fully valued due to either its price appreciation or changes in the issuer's fundamentals, or when the Sub-Adviser believes another security is a more attractive investment opportunity.~~

~~The Fund may, at times, maintain a large position in cash and cash equivalents (including money market funds).~~

~~Investments in equity and equity-related securities in the Greater China region and India will expose the Fund to that country’s market, currency, and other risks, including volatility and structural risks. As a result, investments in the Greater China region and India may be volatile.~~

The Fund is a “non-diversified” fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks associated with investing in the Fund include:

●	Credit risk – The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, guarantor, counterparty, or other entity responsible for payment. The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

●	Fixed-income risk – The price of fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers. Rising interest rates generally will cause the price of bonds and other fixed-income debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Bonds and other fixed-income debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a fixed-income security will fail to make timely payments of principal or interest and the security will go into default.

●	Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, public health issues, including widespread disease and virus epidemics or pandemics such as the coronavirus (COVID-19) pandemic, war, terrorism or natural disasters, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

●	Volatility risk – The Fund may have investments that appreciate or depreciate significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant appreciations or depreciations in value over short periods of time.

●	Interest rate risk – When interest rates increase, fixed-income securities generally will decline in value. Long-term fixed income securities normally have more price volatility than short-term fixed income securities. The value of certain equity investments, such as utilities and real estate-related securities, may also be sensitive to interest rate changes.

●	Sovereign debt risk – Investments issued by a governmental entity are subject to the risk that the governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt due to, among other things, cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay its debt, request additional loans or otherwise restructure its debt. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt may be collected.

●	Concentration risk – The Fund may concentrate its investments in certain securities. To the extent that the Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or limited number of securities from time to time, the Fund may be subject to greater risks of adverse economic, business or political developments in the area of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

●	Emerging markets and less developed countries risk – Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. Investments in, or exposure to, securities that are tied economically to emerging market and less developed countries are subject to all of the risks of investments in, or exposure to, foreign securities, generally to a greater extent than in developed markets, among other risks. Investments in securities that are tied economically to emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those in more advanced countries. The Fund also will be subject to the risk of adverse foreign currency rate fluctuations. Emerging market and less developed countries may also have economies that are predominantly based on only a few industries or dependent on revenues from particular commodities. The risks of nationalization, expropriation or other confiscation of assets of non-U.S. issuers is also greater in emerging and less developed countries. As a result of these risks, investments in securities tied economically to emerging markets tend to be more volatile than investments in securities of developed countries.

●	Currency risk – Investments in foreign currencies, securities that trade in or receive revenues in foreign currencies, or derivatives that provide exposure to foreign currencies are subject to the risk that those currencies may decline in value or, in the case of hedging positions, that the currency may decline in value relative to the currency being hedged. Currency exchange rates can be volatile and may be affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

●	Currency management strategies risk – Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

●	Foreign exchange and currency derivatives trading risk – The Fund intends to actively trade in spot and forward currency positions and related currency derivatives in order to increase the value of the Fund. The trading of foreign currencies directly generates risks separate from those associated with inactive or indirect exposures to non-U.S. dollar denominated instruments and currency derivative instruments. Specifically, the Fund may directly take a loss from the buying and selling of currencies without any related exposure to non-U.S. dollar-denominated assets.

●	Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.

●	High-yield bonds, lower-rated bonds, and unrated securities risk – High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by national ratings agencies. Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. As a result, an investment in junk bonds is considered speculative. High-yield bonds may be subject to liquidity risk, and the Fund may not be able to sell a high-yield bond at the price at which it is currently valued.

●	Investment strategy risk – The investment manager uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the investment manager in accordance with these investment strategies may not produce the returns the investment manager expected, and may cause the Fund’s shares to decline in value or may cause the Fund to underperform other funds with similar investment objectives.

●	Market direction risk – Since the Fund will typically hold both long and short positions, an investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Fund’s results could suffer when there is a general market advance and the Fund holds significant “short” positions, or when there is a general market decline and the Fund holds significant “long” positions. The markets may have considerable volatility from day to day and even in intra-day trading.

~~●~~	~~Non-hedging foreign currency trading risk – The Fund may engage in forward foreign currency transactions for speculative purposes. The Fund’s investment manager may purchase or sell foreign currencies through the use of forward contracts based on the investment manager’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the investment manager seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Sub-Adviser’s expectations may produce significant losses to the Fund. Some of these transactions may also be subject to interest rate risk.~~

●	Asset-based securities risk – Asset-based securities are typically fixed-income securities whose value is related to the market price of certain commodities, interests, and other items, such as precious metals, as well as other assets, such as credit card receivables. Although the market price of these securities is expected to follow the market price of the related assets, there may not be perfect correlation. There are special risks associated with certain types of assets that will also affect the value of asset-based securities related to those assets.

●	Mortgage-related and other asset-backed securities risk – The risk of investing in mortgage-related and other asset-backed securities include interest rate risk, extension risk, and prepayment (contraction) risk. With respect to extension risk, rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-related securities may exhibit increased volatility. With respect to default risk, rising interest rates and falling property prices may increase the likelihood that individuals and entities will fall behind or fail to make payments on their mortgages or other loans. When there are a number of mortgage defaults, the interest paid by mortgage-backed and mortgage-related securities may decline, or may not be paid. A number of mortgage defaults could lead to a decline in the value of mortgage-backed and mortgage-related securities. In addition, legal and documentation risk (incomplete mortgage information) related to mortgage defaults may exist. With respect to prepayment risk, borrowers may pay off their mortgages or other loans sooner than expected, which may result in contraction risk, whereby the Fund will have to reinvest that money at the lower prevailing interest rates and, thus, may suffer an unexpected loss of interest income.

●	Allocation risk – The Fund’s ability to achieve its investment objective depends upon the investment manager’s analysis of such factors as macroeconomic trends, outlooks for various industries and asset class valuations, and its ability to select an appropriate mix of asset classes based on its analysis of such factors. The Fund is subject to the risk of changes in market, investment, and economic conditions in the selection and percentages of allocations.

●	Sector risk – Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. For example, this may be due to changes in the regulatory or competitive environment or changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund. In addition, the Fund could underperform other funds investing in similar sectors or comparable benchmarks because of the investment manager’s choice of securities within such sector.

●	Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.

●	Banking industry investment risk – Investment in securities issued by banks may be affected by factors influencing the health and performance of the banking industry. These factors may include, among others, economic trends, industry competition and governmental actions, as well as factors affecting the financial stability of borrowers. Bank securities typically are not insured by the U.S. government, foreign governments, or their agencies. Bank securities that do not represent deposits have lower priority in the bank’s capital structure than those securities comprised of deposits. This lower priority means that, in the event of insolvency of the bank that issued the security, the security could become worth less than the Fund paid for it.

●	Commercial mortgage-backed securities risk – Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

●	Corporate loan, sovereign entity loan, and bank loan risk – Commercial banks, sovereign entities, and other financial institutions or institutional investors make corporate loans to companies or sovereign entities that need capital to grow, restructure, or for infrastructure projects. These instruments are commonly referred to as “loans” or “bank loans.” Borrowers generally pay interest on corporate loans at “floating” rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of such loan investments is generally less exposed to the adverse effects of interest rate fluctuations than investments that pay a fixed rate of interest. However, the market for certain loans may not be sufficiently liquid, and the Fund may have difficulty selling them. It may take longer than seven days for transactions in loans to settle. As a result, sale proceeds related to the sale of loans may not be available to make additional investments until a substantial period after the sale of the loans. Certain loans may be classified as “illiquid” securities. Additionally, because a loan may not be considered a security, the Fund may not be afforded the same legal protections afforded securities under federal securities laws. Thus, the Fund generally must rely on contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

●	Debt securities ratings risk – The use of credit ratings in evaluating debt securities can involve certain risks, including the risk that the credit rating may not reflect the issuer~~'~~’s current financial condition or events since the security was last rated by a rating agency. Credit ratings may be influenced by conflicts of interest or based on historical data that no longer apply or are accurate.

●	Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment. Derivatives also are subject to leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost. Certain derivatives transactions may subject the Fund to counterparty risk.

~~●~~	~~Inflation-indexed securities risk – Inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. In periods of deflation, the Fund may not receive any income from such investments. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed-income securities with similar durations.~~

~~●~~	~~China and India country specific risks – Investments in equity and equity-related securities in the Greater China region and India will expose the Fund to that country’s market, currency, and other risks, including volatility and structural risks. As a result, investments in the Greater China region and India may be volatile.~~

●	European investment risk – Investing in Europe involves many of the same risks as investing in foreign securities. In addition, since Europe includes both developed and emerging markets, investments by the Fund will be subject to the risks associated with investments in such markets. Performance is expected to be closely tied to social, political, and economic conditions within Europe and to be more volatile than the performance of more geographically diversified funds. Additionally, the United Kingdom's withdrawal from the EU, commonly known as “Brexit,” may have significant political and financial consequences for Eurozone markets, including greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in the United Kingdom and the EU. The withdrawal agreement entered into between the United Kingdom and the EU entered into force on January 31, 2020, at which time the United Kingdom ceased to be a member of the EU. Following the withdrawal, there was an eleven-month transition period, ending December 31, 2020, during which the United Kingdom negotiated its future relationship with the EU. On January 1, 2021, the EU UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU, provisionally went into effect. The UK Parliament has already ratified the agreement, but the agreement will continue to be applied provisionally until it is formally ratified by the EU Parliament. Brexit has already resulted in significant volatility in European and global financial markets and uncertainty about the integrity and functioning of the EU, both of which may persist for an extended period of time.

●	Financial services risk – An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or interest rates that may negatively affect financial service businesses; (ii) exposure of a financial institution to a non-diversified or concentrated loan portfolio; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses (e.g., sub-prime loans); and (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, public health or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.

●	Forward and futures contract risk – The successful use of forward and futures contracts draws upon the Sub-Adviser’s skill and experience with respect to such instruments and are subject to special risks including, but not limited to: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Sub-Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty, clearing member or clearinghouse will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

●	Government regulatory risk – Certain industries or sectors, including, but not limited to, real estate, financial services, utilities, oil and natural gas exploration and production, and health care are subject to increased regulatory requirements. There can be no guarantee that companies in which the Fund invests will meet all applicable regulatory requirements. Certain companies could incur substantial fines and penalties for failing to meet government regulatory requirements. These requirements may also result in additional compliance expenses and costs. Such increased regulatory compliance costs could hurt a company’s performance.

●	Hedging instruments risk – The Fund may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, where available and when, in the Sub-Adviser’s opinion, it would be advantageous to the Fund. A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position. For example, during periods when the U.S. dollar weakens in relation to a foreign currency, the Fund’s use of a currency hedging program will result in lower returns than if no currency hedging programs were in effect. Forward foreign currency exchange contracts and put options are considered derivative investments, because their value and performance depend, at least in part, on the value and performance of an underlying asset. The Fund may also use futures, swaps, and other derivative instruments to hedge risk. The Fund’s investment in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, its success will depend on the Sub-Adviser’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure, default by any other party, or inability to close out a position because the trading market becomes illiquid. In addition, for certain reasons, the Fund may not seek to establish a perfect correlation between such hedging instruments and the portfolio instruments being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. It is not possible to hedge fully or perfectly against any risk.

●	Income risk – The Fund is subject to the risk that the income generated from the Fund’s investments may decline in the event of falling interest rates. Income risk may be high if the Fund’s income is predominantly based on short-term interest rates, which can fluctuate significantly over short periods. The Fund’s distributions to shareholders may decline when interest rates fall.

●	Latin America concentration risk – If a Fund concentrates investments in Latin American countries, the Fund’s performance is expected to be closely tied to social, political and economic conditions within Latin American countries. Funds that concentrate in specific countries and regions, such as Latin America, tend to have more performance volatility than the performance of more geographically diversified funds. Investment primarily in equity and equity-related securities in Latin America will expose the Fund specifically to their market, currency and other risks, including volatility and structural risks. Stable economic growth may be hampered by a number of factors, including, burdensome regulatory requirements, inflation, poor allocation of resources and the reinvestment of capital, government price controls and capital restrictions, and social instability with a corresponding effect on securities holdings and volatility.

●	Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Sub-Adviser's investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.

●	Russia investment risk – The Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. With the implementation of the National Settlement Depository (“NSD”) in Russia as a recognized central securities depository, title to Russian equity securities is now based on the records of the NSD and not the registrars. Although the implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities, issues resulting in loss still might occur. In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and/or issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that the Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss.

●	Speculative exposure risk – If a Fund invests in a derivative instrument (or engages in a similarly speculative practice) not for the purpose of hedging, the Fund is directly exposed to the risks associated with an investment in that derivative. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost and, in certain instances, potential losses may be unlimited.

~~●~~	~~Swaps risk – Swap agreements are subject to the risks of derivatives, including risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Swap agreements historically have been OTC, two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to, total return swaps, credit default swaps and interest rate swaps; all of these and other swaps are derivatives and as such, each is subject to the general risks relating to derivatives described herein. The Dodd–Frank Act mandates a new regulatory framework for trading swaps in the United States. Standardized swaps will be required to be executed on or subject to the rules of designated contract markets or swap execution facilities and cleared by a central counterparty, a derivatives clearing organization (“DCO”). Central clearing is intended to reduce the risk of default by the counterparty. However, central clearing may increase the costs of swap transactions by requiring the posting of initial and variation margin. There may also be risks introduced of a possible default by the DCO or by a clearing member or futures commission merchant through which a swap is submitted for clearing. The regulations to implement the Dodd-Frank Act are still being developed so there may be further changes to the system intended to safeguard the collateral of parties to swaps.~~

~~●~~	~~Currency transaction risk – Non-U.S. currency forward contracts, options, swaps, or other derivatives contracts on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Fund. Forward contracts may not be guaranteed by an exchange or clearinghouse and a default by the counterparty may result in a loss to the Fund. Governmental authorities may impose credit controls to limit the level of forward trading to the detriment of the Fund. Neither the U.S. Commodities Future Trading Commission nor the U.S. banking authorities regulate forward currency transactions through banks. In respect of such trading, the Fund is subject to the risk of bank failure or the inability of or refusal by a bank to perform with respect to such contracts.~~

~~●~~	~~Forward foreign currency exchange contracts risk – Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.~~

~~●~~	~~Counterparty risk – Transactions involving a counterparty are subject to the credit risk of the counterparty. A fund that enters into contracts with counterparties, such as repurchase or reverse repurchase agreements or over-the-counter (“OTC”) derivatives contracts, or that lends its securities, runs the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, files for bankruptcy, or otherwise experiences a business interruption, the Fund could suffer losses, including monetary losses, miss investment opportunities or be forced to hold investments it would prefer to sell. Counterparty risk is heightened during unusually adverse market conditions.~~

~~●~~	~~Settlement risk – Settlement risk is the risk that a settlement in a transfer system does not take place as expected. Loan transactions often settle on a delayed basis compared with securities and the Fund may not receive proceeds from the sale of a loan for a substantial period after the sale, potentially impacting the ability of the Fund to make additional investments or meet redemption obligations. It may take longer than seven days for transactions in loans to settle. In order to meet short-term liquidity needs, the Fund may draw on its cash or other short-term positions, maintain short-term or other liquid assets sufficient to meet reasonably anticipated redemptions, or maintain a credit facility.~~

~~●~~	~~Foreign regulatory risk – The Adviser is a subsidiary of Jackson. Jackson is a wholly owned subsidiary of Jackson Financial Inc., which is a subsidiary of Prudential plc. Prudential plc is a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America, or with The Prudential Assurance Company Ltd, a subsidiary of M&G plc, a company incorporated in the United Kingdom. Through its ownership structure, the Adviser has a number of global financial industry affiliates. As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements. Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales. These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.~~

●	U.S. Government securities risk – Obligations issued by agencies and instrumentalities of the U.S. Government vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right of the issuer to borrow from the U.S. Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations; or (iv) supported only by the credit of the issuer. The maximum potential liability of the issuers of some U.S. Government securities may greatly exceed their current resources, or their legal right to receive support from the U.S. Treasury.

●	China risk – The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. A relatively small number of Chinese companies represents a large portion of China’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which the Fund invests. The Chinese securities markets are subject to more frequent trading halts and low trading volume, resulting in substantially less liquidity and greater price volatility. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund.

●	Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The value of equity or equity-related securities purchased or held by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

●	Convertible securities risk – Convertible securities have investment characteristics of both equity and debt securities. Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and debt securities, depending on the price of the underlying security and conversion price. While equity securities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The value of convertible and debt securities may fall when interest rates rise. Securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive than a fixed rate corporate bond.

●	Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

●	LIBOR replacement risk – The UK Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (SOFR) that is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new reference rates. However, questions around the rate transition’s effect on the liquidity of securities and how to appropriately adjust these rates at the time of transition remain undetermined for the Fund. The effects of discontinuation of LIBOR on the Fund will vary, and it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted and market practices become more settled. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. Any of the effects described above, as well as other unforeseen effects, could adversely impact the performance of the Funds. Since the usefulness of LIBOR as a benchmark could also deteriorate during the transition period, effects could occur prior to the end of 2021.

●	Investment in money market funds risk – Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. An investment in a money market fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.

●	Non-diversification risk – The Fund is non-diversified, as defined by the 1940 Act, and as such may invest in the securities of a limited number of issuers and may invest a greater percentage of its assets in a particular issuer. Therefore, a decline in the market price of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were a diversified investment company.

Performance. The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of ~~a~~ broad-based securities market ~~index~~ indices and a composite index which ~~has~~ have investment characteristics similar to those of the Fund. Performance results include the effect of expense waiver/reduction arrangements for some or all of the periods shown. If such arrangements had not been in place, performance for those periods would have been lower. Performance prior to April 25, 2022, reflects the Fund’s results when managed by the former sub-adviser, Franklin Advisers, Inc. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products. If these amounts were reflected, returns would be less than those shown.

~~Effective April 27, 2020, the Fund was combined with JNL/Eaton Vance Global Macro Absolute Return Advantage Fund (the "Acquired Fund"), a series of Jackson Variable Series Trust, with the Fund as the surviving Fund. The performance shown is the Fund's historic performance and does not reflect the performance of the Acquired Fund.~~

Effective April 25, 2022, for consistency with the Fund’s principal investment strategies, the Fund will replace the Bloomberg Multiverse Bond Index with the Bloomberg Global Aggregate Index (unhedged) as the Fund’s primary benchmark.

Effective April 25, 2022, for consistency with the Fund’s principal investment strategies, the Fund will add the 50% Bloomberg Global Aggregate Index (unhedged), 25% JPMorgan Emerging Markets Bond Index Plus, 25% Bloomberg U.S. High Yield 2% Issuer Cap Index as the Fund’s secondary benchmark.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 3/31/2012): 7.05%; Worst Quarter (ended 3/31/2020): -7.00%

Annual Total Returns as of December 31

Class I

Best Quarter (ended 3/31/2012): 7.15%; Worst Quarter (ended 3/31/2020): -6.93%

Average Annual Total Returns as of 12/31/~~2020~~ 2021
	1 year		5 year		10 year
JNL/Western Asset ~~Franklin Templeton~~ Global Multi-S~~s~~ector Bond Fund (Class A)	-4.33~~-6.70~~	%	-1.22~~0.40~~	%	1.28~~1.99~~	%
Bloomberg ~~Barclays~~ Multiverse Bond Index (reflects no deduction for fees, expenses, or taxes)	-4.51~~9.02~~	%	3.45~~4.99~~	%	1.96~~2.75~~	%

Average Annual Total Returns as of 12/31/~~2020~~ 2021
	1 year		5 year		10 year
JNL/Western Asset ~~Franklin Templeton~~ Global Multi-S~~s~~ector Bond Fund (Class I)	-4.03~~-6.40~~	%	-0.93~~0.69~~	%	1.53~~2.23~~	%
Bloomberg ~~Barclays~~ Multiverse Bond Index (reflects no deduction for fees, expenses, or taxes)	-4.51~~9.02~~	%	3.45~~4.99~~	%	1.96~~2.75~~	%

Portfolio Management.

Investment Adviser to the Fund:
Jackson National Asset Management, LLC (“JNAM”)

Sub-Adviser:

Western Asset Management Company, LLC (“Western Asset”)~~Franklin Advisers, Inc. (“Franklin Advisers”)~~

Sub-Sub-Advisers:

Western Asset Management Company Limited (“Western Asset Ltd.”)

Western Asset Management Company Pte. Ltd. (“Western Asset Pte. Ltd.”)

Portfolio Managers:

Name:	Joined Fund Management Team In:	Title:
Ian R. Edmonds	April 2022	Portfolio Manager, Western Asset Ltd.
S. Kenneth Leech	April 2022	Chief Investment Officer, Western Asset
Michael C. Buchanan	April 2022	Deputy Chief Investment Officer, Western Asset
Chia-Liang Lian	April 2022	Head of Emerging Markets Debt, Western Asset
Gordon Brown	April 2022	Co-Head of Global Portfolios, Western Asset Ltd.
Annabel Rudebeck	April 2022	Head of Non-US Credit, Western Asset Ltd.
~~Michael Hasenstab, Ph.D.~~	~~2011~~	~~Executive Vice President, Portfolio Manager, Chief Investment Officer, Franklin Advisers~~
~~Christine Yuhui Zhu~~	~~April 2014~~	~~Vice President, Portfolio Manager, Director of Portfolio Construction and Quantitative Analysis, Franklin Advisers~~

Purchase and Redemption of Fund Shares

Only separate accounts of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund. Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information

The Fund’s shareholders are separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts. Accordingly, the Fund’s dividends and other distributions generally are not taxable to you, the contract owner or plan participant, but no further discussion is included about the U.S. federal income tax consequences to you. You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy or plan.

Payments to Broker-Dealers and Financial Intermediaries

If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a financial institution), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

JNL/Western Asset Global Multi-Sector Bond Fund

(formerly, JNL/Franklin Templeton Global Multisector Bond Fund)

Class A

Class I

Investment Objective. The investment objective of the Fund is to ~~seek~~ maximize total ~~investment~~ return through ~~consisting of a combination of interest~~ income~~,~~ and capital appreciation~~, and currency gains~~.

Principal Investment Strategies. Under normal market conditions, the Fund will invest at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a diversified portfolio of fixed-income instruments of varying maturities and quality across different industries and sectors of the fixed-income market. ~~fixed and floating rate debt securities and debt obligations (including convertible bonds) of governments, government agencies and government-related or corporate issuers located anywhere in the world, including developing markets (collectively, “bonds”).~~

The Fund invests in globally diversified fixed income securities and rotates portfolio allocations among global sectors, including, below-investment grade (i.e., high yield securities or “junk” bonds) and investment grade corporate securities located in the United States and in non-U.S. developed and emerging markets; obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, banks and corporations and foreign governments, banks and corporations of developed and emerging markets; mortgage- and asset-backed securities; bank loans, structured notes, contingent convertible securities, common stock and warrants held as part of a corporate action.

The Fund will invest at least 40% its assets, unless market conditions are not deemed favorable, in which case the Fund would invest at least 30% of its assets, in securities of non-U.S. issuers. A corporate issuer is considered to be from the country where it is headquartered or incorporated, where the majority of its assets are located or where it generates the majority of its operating income. The Fund will allocate its assets among no less than three countries.

The Fund may invest a substantial portion of total assets in securities denominated in foreign currencies and in U.S. dollar denominated securities of foreign issuers. In addition, the Fund may hedge its exposure to foreign currency. Both long and short currency exposures are permissible.

The Fund may invest up to 70% of its assets in below investment grade securities (i.e., high yield securities or “junk” bonds) (“Ba” or lower by Moody’s Investment Service or the equivalent by S&P Global Ratings or Fitch, Inc./Fitch Ratings Ltd.). Mortgage- and asset-backed securities held by the Fund may include those backed by loans to subprime borrowers. An asset-backed security is a security backed by loans, leases, and other receivables. A mortgage-backed security is an interest in a pool of mortgage loans made by and packaged or “pooled” together by banks, mortgage lenders, various governmental agencies and other financial institutions for sale to investors to finance purchases of homes, commercial buildings and other real estate.

The average dollar-weighted effective duration of the Fund normally varies between zero and ten years. Duration measures the sensitivity of a fixed income security’s price to changes in interest rates. The longer a fixed income security’s duration, the more sensitive that security will be to changes in interest rates. Similarly, the longer the Fund’s dollar-weighted average duration, the more sensitive the Fund will be to interest rate changes than a fund with a shorter dollar-weighted average duration. Effective duration measures the price sensitivity of a bond or a bond fund to changes in interest rates taking into account embedded options and floating interest rates.

The Fund may use various types of derivative instruments for hedging and for investment purposes including, but not limited to, futures contracts and options on futures (including U.S. Treasury futures contracts and options on futures) to alter the duration of the Fund and increase potential returns; forward currency exchange contracts; currency futures and options thereon; interest rate swaps, floors and caps; and credit default swaps and currency swaps . The Fund may also use other types of derivative instruments, such as futures and options, contracts, forward contracts and swap agreements as a substitute for investing directly in an underlying asset, to increase returns, to manage market, foreign currency and/or duration or interest rate risk, or as part of a hedging strategy.

The Fund may invest its uninvested cash in high-quality, short-term debt securities, which may include repurchase agreements and high-quality money market instruments.

~~Bonds include debt securities of any maturity, such as bonds, notes, bills and debentures and may be denominated and issued in the local currency or in another currency. The Fund may also invest in inflation-indexed securities and securities or structured products that are linked to or derive their value from another security, asset or currency of any nation. Under normal market conditions, the Fund expects to invest at least 40% of its net assets in foreign securities. In addition, the Fund’s assets will be invested in issuers located in at least three countries (including the U.S.); the Fund’s investments will generally be invested outside the United States.~~

~~The Fund may invest in fixed-income and debt securities of any maturity or credit quality and does not attempt to maintain any pre-set average portfolio maturity or duration. The average maturity or duration of debt securities in the Fund’s portfolio will fluctuate depending on the Sub-Adviser’s outlook on changing market, economic, and political conditions.~~

For purposes of satisfying the 80% requirement, the Fund may also invest in derivative instruments that have economic characteristics similar to the fixed-income instruments mentioned above. ~~“Fixed-income instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.~~

The Fund is a “non-diversified” fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds. ~~The Fund is a “non-diversified” fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.~~

~~Bonds represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. The Fund may buy bonds rated in any category, including securities in default. Bonds rated in the top four rating categories by at least one independent rating agency, such as S&P Global Ratings or Moody's Investors Service (“Moody’s”), are considered to be “investment grade.” However, ratings by the independent rating agencies are relative and subjective, are not absolute standards of quality, and do not evaluate the market risk of securities. Securities rated BB or lower by S&P Global Ratings or Ba or lower by Moody’s or are unrated but determined to be of comparable quality are considered to be below investment grade. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the greater risk of default or of price fluctuations due to changes in the issuer’s creditworthiness. Such lower rated but higher yielding securities are sometimes referred to as “junk bonds.” If, subsequent to its purchase a security is downgraded in rating or goes into default, the Fund will consider such events in its evaluation of the overall investment merits of that security but will not necessarily dispose of the security immediately.~~

~~Many debt securities of non-U.S. issuers, and especially developing market issuers, are rated below investment grade or are unrated so that their selection depends on the Sub-Adviser’s internal analysis.~~

~~The Fund may invest in asset-backed securities, mortgage-backed securities and mortgage dollar rolls. An asset-backed security is a security backed by loans, leases, and other receivables. A mortgage-backed security is an interest in a pool of mortgage loans made by and packaged or “pooled” together by banks, mortgage lenders, various governmental agencies and other financial institutions for sale to investors to finance purchases of homes, commercial buildings and other real estate.~~

~~For purposes of pursuing its investment goal, the Fund regularly enters into currency-related transactions involving certain derivative instruments, principally currency and cross currency forwards, but it may also invest in currency and currency index futures contracts and currency options. The use of derivative currency transactions may allow the Fund to obtain net long or net negative (short) exposure to selected currencies. The Fund maintains significant positions in currency related derivative instruments as a hedging technique or to implement a currency investment strategy, which could expose a large amount of the Fund’s assets to obligations under these instruments. The results of such transactions may also represent, from time to time, a large component of the Fund’s investment returns. The use of derivative transactions may allow the fund to obtain net long or net negative (short) exposure to selected currencies. The Fund may also enter into various other transactions involving derivatives, including financial futures contracts (such as interest rate or bond futures); swap agreements (which may include interest rate and credit default swaps); and options on interest rate or bond futures; and options on interest rate swaps. The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposures to selected interest rates, countries, durations or credit risks. The Sub-Adviser considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.~~

The Fund may use any of the above currency techniques or other derivative transactions for the purposes of enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in currency exchange rates, interest rates and other market factors. By way of example, when the Sub-Adviser believes that the value of a particular foreign currency is expected to increase compared to the U.S. dollar, the Fund could enter into a forward contract to purchase that foreign currency at a future date. If at such future date the value of the foreign currency exceeds the then current amount of U.S. dollars to be paid by the Fund under the contract, the Fund will recognize a gain. When used for hedging purposes, a forward contract or other derivative instrument could be used to protect against possible declines in a currency’s value where a security held or to be purchased by the Fund is denominated in that currency, or it may be used to hedge the Fund’s position by entering into a transaction on another currency expected to perform similarly to the currency of the security held or to be purchased (a “proxy hedge”).

A currency forward contract is an obligation to purchase or sell a specific foreign currency at an agreed exchange rate (price) at a future date, which is typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A cross currency forward is a forward contract to sell a specific foreign currency in exchange for another foreign currency and may be used when the Fund believes that the price of one of those foreign currencies will experience a substantial movement against the other foreign currency. A cross currency forward will tend to reduce or eliminate exposure to the currency that is sold, and add or increase exposure to the currency that is purchased, similar to when the Fund sells a security denominated in one currency and purchases a security denominated in another currency. When used for hedging purposes, a cross currency forward will protect the Fund against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

A futures contract is a standard binding agreement between two parties to buy or sell a specified quantity of an underlying instrument or asset, such as a specific security or currency, at a specified price at a specified later date that trade on an exchange. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying instrument or asset. Although most futures contracts by their terms require the actual delivery or acquisition of the underlying instrument, some require cash settlement. The Fund may buy and sell futures contracts that trade on U.S. and foreign exchanges.

Swap agreements, such as interest rate and credit default swaps, are contracts between the Fund and, typically, a brokerage firm, bank, or other financial institution (the swap counterparty) for periods ranging from a few days to multiple years. In a basic swap transaction, the Fund agrees with its counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates. For credit default swaps, the “buyer” of the credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to an underlying reference debt obligation. As a “buyer” of the credit default swap, the Fund is purchasing the obligation of its counterparty to offset losses the Fund could experience if there was such a credit event. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration, or modified restructuring of the reference debt obligation. The contingent payment by the seller generally is the face amount of the debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the then current market value of that debt obligation. The Fund may be a buyer of credit default swaps. An interest rate swap is an agreement between two parties to exchange interest rate obligations, generally one based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper, or other benchmarks).

The Sub-Adviser considers various factors, such as availability and cost, in deciding whether to use a particular derivative instrument or strategy. Moreover, investors should bear in mind that the Fund is not obligated to actively engage in any derivative transactions.

The Fund also may invest a portion of its assets in corporate loans made to, or issued by, borrowers that are U.S. companies, foreign borrowers and U.S. subsidiaries of foreign borrowers and that typically have floating interest rates. Floating interest rates vary with and are periodically adjusted to a generally recognized base interest rate such as LIBOR or the Prime Rate.

~~The Sub-Adviser allocates the Fund’s assets based upon its assessment of changing market, political and economic conditions. It will consider various factors, including evaluation of interest and currency exchange rate changes and credit risks. The Sub-Adviser may consider selling a security when it believes the security has become fully valued due to either its price appreciation or changes in the issuer’s fundamentals, or when the Sub-Adviser believe another security is a more attractive investment opportunity.~~

~~The Fund may, at times, maintain a large position in cash and cash equivalents (including money market funds).~~

~~Investments in equity and equity-related securities in the Greater China region and India will expose the Fund to that country’s market, currency, and other risks, including volatility and structural risks. As a result, investments in the Greater China region and India may be volatile.~~

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser's investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

●	Credit risk
●	Fixed-income risk
●	Market risk
●	Volatility risk
●	Interest rate risk
●	Sovereign debt risk
●	Concentration risk
●	Emerging markets and less developed countries risk
●	Currency risk
●	Currency management strategies risk
●	Foreign exchange and currency derivatives trading risk
●	Foreign securities risk
●	High-yield bonds, lower-rated bonds, and unrated securities risk
●	Investment strategy risk
●	Market direction risk
~~●~~	~~Non-hedging foreign currency trading risk~~
●	Asset-based securities risk
●	Mortgage-related and other asset-backed securities risk
●	Allocation risk
●	Sector risk
●	Issuer risk
●	Banking industry investment risk
●	Commercial mortgage-backed securities risk
●	Corporate loan, sovereign entity loan, and bank loan risk
●	Debt securities ratings risk
●	Derivatives risk
~~●~~	~~Inflation-indexed securities risk~~
~~●~~	~~China and India country specific risk~~
●	European investment risk
●	Financial services risk
●	Forward and futures contract risk
●	Government regulatory risk
●	Hedging instruments risk
●	Income risk
●	Latin America concentration risk
●	Managed portfolio risk
●	Russia investment risk

●	Speculative exposure risk
~~●~~	~~Swaps risk~~
~~●~~	~~Currency transaction risk~~
~~●~~	~~Forward foreign currency exchange contracts risk~~
~~●~~	~~Counterparty risk~~
~~●~~	~~Settlement risk~~
~~●~~	~~Foreign regulatory risk~~
●	U.S. Government securities risk
●	China risk
●	Equity securities risk
●	Convertible securities risk
●	Liquidity risk
●	LIBOR replacement risk
●	Investment in money market funds risk
●	Non-diversification risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks. There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use. For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks). There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective. Those additional risks are:

•	Asia ex-Japan concentration risk
•	Asian investment risk
•	Call risk
•	China and India country specific risks
•	Collateralized debt obligations risk
•	Commodity risk
•	Company risk
•	Counterparty risk
•	Consumer discretionary risk
•	Currency transaction risk
•	Cybersecurity risk
~~•~~	~~Expense risk~~
~~•~~	~~Forward and futures contract risk~~
~~•~~	~~Investment strategy risk~~
•	Distressed debt risk
•	Extension risk
•	Forward foreign currency exchange contracts risk
•	Frontier market countries risk
•	Investing in China A Shares risk
•	Investing through Stock Connect risk
•	Investment in other investment companies risk
•	Investments in IPOs risk
•	Large-capitalization investing risk
•	Leverage risk
•	Mezzanine securities risk
•	Mid-capitalization investing risk Options risk
•	Non-hedging foreign currency trading risk
•	Options risk
•	Pacific Rim investing risk
•	Participation note risk

●	Redemption risk
●	Rule 144A securities risk
~~●~~	~~Regulatory investment limits risk~~
●	Second lien loans risk
●	Securities lending risk
●	Structured investments risk
●	Swaps risk
~~●~~	~~Temporary defensive positions and large cash positions risk~~
●	TIPS and inflation-linked bonds risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section in this Prospectus, for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Adviser's abilities to effectively implement the investment strategies of the Fund.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to it.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the Fund is Western Asset Management Company, LLC ("Western Asset"). ~~is Franklin Advisers, Inc. (“Franklin Advisers”), One Franklin Parkway, San Mateo, California 94403-1906.~~Western Asset, established in 1971 and now a wholly owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Legg Mason is a wholly owned subsidiary of Franklin Resources, Inc. (“Franklin”), which is a publicly traded company (BEN) that, through its subsidiaries, engages in the business of investment management on an international basis. Western Asset’s address is 385 East Colorado Boulevard, Pasadena, California 91101.

The sub-sub-advisers to the Fund are Western Asset Management Company Limited ("Western Asset Ltd."), located at 10 Exchange Square, Primrose Street, London EC2A 2EN, and Western Asset Management Company Pte. Ltd. ("Western Asset Pte. Ltd."), located at 1 George Street #23-01, Singapore 049145.

Western Asset and Western Asset Ltd. utilize a team-based approach for the Fund’s portfolio management team to ensure the Fund’s benefit from the expertise of all their sector specialists. The portfolio managers responsible for the Fund are:

Ian R. Edmonds is a portfolio manager at Western Asset Ltd. Mr. Edmonds joined Western Asset Ltd. in 1994. With more than 31 years of experience, Mr. Edmonds is the lead portfolio manager of Western Asset Ltd.’s global multi-sector and European high-yield portfolios. He leads the European high-yield team, is a member of the global credit committee, and Chair of the Western Asset Ltd.’s unconstrained committee. He previously served as a part-qualified actuary at Bacon & Woodrow. Mr. Edmonds holds a Bachelor of Science degree from University College, London.

S. Kenneth Leech is Chief Investment Officer of Western Asset. Mr. Leech joined Western Asset in 1990 as Director of Portfolio Management. In this position, he oversaw interest rate strategy and led the Long Duration effort. In 1998, he was named Chief Investment Officer and spearheaded the performance and product development efforts that helped underpin Western Asset’s global growth and success. After taking medical leave for much of 2008, Mr. Leech resumed investment duties in early 2009 and was named Chairman of the Global Strategy Committee. In this position, he directed the global portfolio management and the macro-strategy alternative efforts. In 2013, he became Co- Chief Investment Officer as part of the transition process before fully resuming the Chief Investment Officer role in April 2014. Prior to joining Western Asset, Mr. Leech spent much of his career focusing on proprietary trading, most recently with Greenwich Capital (1988–1990) and the First Boston Corporation (1980–1988). In his four years at the University of Pennsylvania’s Wharton School, he obtained three degrees while graduating summa cum laude.

Michael C. Buchanan is Deputy Chief Investment Officer at Western Asset. Mr. Buchanan has been in the fixed-income industry since 1990. As Deputy Chief Investment Officer, Mr. Buchanan has direct oversight of Western Asset’s Global Credit Team, which covers U.S. and non-US investment-grade, high-yield and bank loan sectors. Mr. Buchanan also leads the Global Credit Committee, which ultimately determines overall firmwide credit themes. Prior to joining Western Asset in 2005, Mr. Buchanan served as Managing Director and Head of US Credit Products at Credit Suisse Asset Management and as Executive Vice President and Portfolio Manager at Janus Capital Management. Mr. Buchanan also worked at BlackRock Financial Management as Managing Director and Portfolio Manager and at Conseco Capital Management as Vice President and Portfolio Manager. Mr. Buchanan graduated with honors from Brown University. He holds a Bachelor of Arts in Economics, and is a CFA® charterholder.

Chia-Liang “CL” Lian is Head of Emerging Markets Debt at Western Asset. Mr. Lian joined Western Asset in 2011. Prior to joining Western Asset in 2011, Mr. Lian was with Pacific Investment Management Company for six years, where he served as Head of Emerging Asia Portfolio Management. Mr. Lian also spent eight years as a sovereign debt strategist at JPMorgan Chase and Merrill Lynch. Previously, Mr. Lian was at the Monetary Authority of Singapore (MAS) as Senior Economist responsible for formulating exchange rate policy. Mr. Lian holds a Bachelor of Social Sciences in Economics from the National University of Singapore, where he graduated as part of the MAS’ Finance Scholarship Programme. Mr. Lian is also a CFA® charterholder.

Gordon S. Brown is Co-Head of Global Portfolios at Western Asset Ltd. Mr. Brown has 27 years of industry experience. As a member of the Global Portfolios Team and the Global Investment Strategy Committee, Mr. Brown is responsible for the day-to-day management of global portfolios alongside the development and implementation of global investment strategy. He is also a member of the Global Multi-Sector Investment Team, Emerging Markets Team, and Unconstrained Asset Allocation Committee. Mr. Brown joined the Western Asset Ltd.in 2011 from Baillie Gifford & Co., where he was Senior Investment Manager in Emerging Market Rates and Currencies. Formerly, Mr. Brown served as Head of Global Fixed-Income in London at State Street Global Advisors, Senior Portfolio Manager at Commerz International Management, and Fixed-Income Analyst at Dunedin Fund Managers. Mr. Brown holds a Master of Science in Investment Analysis from the University of Stirling, a Master of Science in Business Economics from the University of Strathclyde, and a Master of Arts in Economic Science from the University of Aberdeen. Mr. Brown is also an Associate Member of the UK Society of Investment Professionals.

Annabel Rudebeck is Head of Non-US Credit at Western Asset Ltd. Ms. Rudebeck has 22 years of industry experience and works in the London office. Ms. Rudebeck is a member of the Western Asset Ltd.’s Global Investment Strategy Committee, Global Credit

Committee and ESG Strategic Steering Committee. Ms. Rudebeck also leads the Global Credit Team in London. Ms. Rudebeck is responsible for the day-to-day management of the Western Asset Ltd.’s Global Credit portfolios alongside the development and implementation of global credit investment strategy. Ms. Rudebeck joined the Western Asset Ltd. in 2016 from Rogge Global Partners where she was a Senior Partner and Head of Global Investment-Grade Credit, working previously for J.P. Morgan Securities as a Credit Research Associate. Ms. Rudebeck graduated with a Masters in Economics and a Bachelor of Arts degree in Economics (with Honors) from the University of Cambridge.

~~The Fund is managed by the Sub-Adviser's professional investment team focused on investments in government and sovereign debt. The portfolio managers responsible for the Fund are:~~

~~Michael Hasenstab Ph.D. (Executive Vice President, Portfolio Manager, and Chief Investment Officer, Templeton Global Macro of Franklin Advisers) has been a lead portfolio manager of the Fund since its inception in 2011. Dr. Hasenstab is executive vice president and chief investment officer for Templeton Global Macro, which conducts in-depth global macroeconomic analysis covering thematic topics, regional and country analysis, and interest rate, currency and sovereign credit market outlooks. Templeton Global Macro offers global, unconstrained investment strategies through a variety of investment vehicles ranging from retail mutual funds to unregistered, privately offered hedge funds. Dr. Hasenstab is a portfolio manager for a number of funds, including Templeton Global Bond Fund and Templeton Global Total Return Fund. In addition, Dr. Hasenstab is economic advisor to the CEO of Franklin Resources, Inc., providing his perspective and insight through the lens of Templeton Global Macro. Dr. Hasenstab has worked and traveled extensively abroad, with a special focus on Asia. Dr. Hasenstab holds a Ph.D. in economics from the Asia Pacific School of Economics and Management at Australian National University, a master's degree in economics of development from the Australian National University and a B.A. in international relations/political economy from Carleton College in the United States.~~

~~Christine Yuhui Zhu (Vice President, Portfolio Manager, Director of Portfolio Construction and Quantitative Analysis of Templeton Global Macro of Franklin Advisers) is a portfolio manager for several funds and separate accounts. Ms. Yuhui Zhu leads the team’s quantitative research and is responsible for developing strategies and procedures for portfolio construction, risk management, and dispersion management. Ms. Yuhui Zhu joined Franklin Templeton in 2007. Ms. Yuhui Zhu holds an M.B.A. with investment focus from the University of California at Berkeley, and earned her M.S. in computer science and engineering from the University of Notre Dame. She is fluent in mandarin Chinese.~~

The SAI provides additional information about a portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund(s).

A discussion regarding the Board of Trustees’ basis for approving the sub-advisory agreement is available in the Fund’s Annual Report for the period ended December 31, 2021~~0~~.